REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT ONE AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life and Annuity Insurance Company Separate Account One (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                WELLS FARGO                              HARTFORD
                                           INVESCO V.I.        ADVANTAGE VT          HARTFORD              TOTAL
                                               MONEY               OMEGA             BALANCED           RETURN BOND
                                            MARKET FUND         GROWTH FUND          HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          41,353,328             239,236          49,969,756          53,633,954
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       41,353,328  $        5,437,947  $      976,910,228  $      600,645,830
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       41,353,328  $        6,456,748  $    1,357,094,647  $      622,463,376
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             187,742                 794           1,103,824             324,956
   Other assets.......................                  --                  --                   7                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          41,541,070           6,457,542       1,358,198,478         622,788,332
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             187,742                 794           1,103,824             324,956
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  70
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             187,742                 795           1,103,824             325,026
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       41,353,328  $        6,456,747  $    1,357,094,654  $      622,463,306
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           4,148,249             949,736         360,834,718         237,175,195
   Minimum unit fair value #*.........  $         9.606048  $         1.247405  $         1.388882  $         1.430251
   Maximum unit fair value #*.........  $         9.876949  $        26.570766  $        20.076656  $        16.593003
   Contract liability.................  $       40,510,762  $        6,268,641  $    1,305,536,346  $      610,504,832

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              85,998              29,356           9,309,719           3,859,735
   Minimum unit fair value #*.........  $         9.775447  $         1.377356  $         1.541450  $         1.792081
   Maximum unit fair value #*.........  $         9.822170  $        19.831847  $         7.666048  $         4.223559
   Contract liability.................  $          842,566  $          188,106  $       51,558,308  $       11,958,474

                                             HARTFORD            HARTFORD
                                              CAPITAL            DIVIDEND            HARTFORD            HARTFORD
                                           APPRECIATION         AND GROWTH          HEALTHCARE         GLOBAL GROWTH
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          38,959,952          54,675,916           2,557,344           7,941,208
                                        ==================  ==================  ==================  ==================
     Cost.............................  $    1,583,658,221  $    1,000,638,664  $       38,524,061  $      136,957,994
                                        ==================  ==================  ==================  ==================
     Market value.....................  $    2,127,277,149  $    1,445,286,211  $       75,983,007  $      188,040,598
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...           1,502,273           1,304,570             122,513              92,444
   Other assets.......................                  --                  42                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................       2,128,779,422       1,446,590,823          76,105,520         188,133,042
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............           1,502,273           1,304,570             122,513              92,444
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   5                  --                   5                  11
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................           1,502,278           1,304,570             122,518              92,455
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $    2,127,277,144  $    1,445,286,253  $       75,983,002  $      188,040,587
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         333,727,585         370,507,233          14,761,134          94,858,446
   Minimum unit fair value #*.........  $         1.961166  $         1.874344  $         4.304936  $         1.051719
   Maximum unit fair value #*.........  $        24.227694  $        21.874007  $        31.538933  $        22.070296
   Contract liability.................  $    2,092,250,734  $    1,417,717,192  $       74,749,718  $      185,437,971

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           3,629,175           5,685,740             247,909           1,313,455
   Minimum unit fair value #*.........  $         2.169741  $         2.449050  $         4.804601  $         1.174116
   Maximum unit fair value #*.........  $        20.336182  $         6.263210  $         5.210490  $         2.723539
   Contract liability.................  $       35,026,410  $       27,569,061  $        1,233,284  $        2,602,616

                                             HARTFORD            HARTFORD
                                            DISCIPLINED           GROWTH
                                              EQUITY           OPPORTUNITIES
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (2)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................          10,880,567            6,551,076
                                        ==================  ===================
     Cost.............................  $      139,109,428  $       221,584,940
                                        ==================  ===================
     Market value.....................  $      227,938,453  $       252,165,179
   Due from Sponsor Company...........              18,214                   --
   Receivable from fund shares sold...                  --              362,868
   Other assets.......................                  --                   25
                                        ------------------  -------------------
   Total assets.......................         227,956,667          252,528,072
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  --              362,868
   Payable for fund shares purchased..              18,214                   --
   Other liabilities..................                  10                   --
                                        ------------------  -------------------
   Total liabilities..................              18,224              362,868
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      227,938,443  $       252,165,204
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         106,184,632           89,233,302
   Minimum unit fair value #*.........  $         1.443445  $          2.376277
   Maximum unit fair value #*.........  $        24.507393  $         26.529303
   Contract liability.................  $      224,746,924  $       248,553,033

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           1,517,446            1,311,182
   Minimum unit fair value #*.........  $         1.611373  $          2.637591
   Maximum unit fair value #*.........  $         2.358892  $          2.955713
   Contract liability.................  $        3,191,519  $         3,612,171

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(2) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 HARTFORD            HARTFORD
                                             HARTFORD          INTERNATIONAL       SMALL/MID CAP         HARTFORD
                                            HIGH YIELD         OPPORTUNITIES          EQUITY              MIDCAP
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          21,306,121          28,561,104           5,077,548           7,507,198
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      192,672,745  $      338,695,136  $       44,505,183  $      137,784,995
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      178,839,886  $      404,949,133  $       47,965,421  $      279,581,707
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              27,569             315,904              34,704             280,903
   Other assets.......................                  --                  26                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         178,867,455         405,265,063          48,000,125         279,862,610
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              27,569             315,904              34,704             280,903
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   4                  --                  --                   7
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              27,573             315,904              34,704             280,910
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      178,839,882  $      404,949,159  $       47,965,421  $      279,581,700
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          77,771,160         192,867,581           2,922,314          41,773,899
   Minimum unit fair value #*.........  $         1.794588  $         1.153771  $        15.264437  $         2.616280
   Maximum unit fair value #*.........  $        20.722798  $        17.254403  $        27.786428  $        26.545799
   Contract liability.................  $      175,583,512  $      399,056,235  $       47,487,932  $      274,862,653

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           1,501,789           2,332,506              28,968             658,530
   Minimum unit fair value #*.........  $         2.003267  $         1.266876  $        16.456999  $         2.872822
   Maximum unit fair value #*.........  $         2.303596  $         3.164641  $        16.971289  $         7.631974
   Contract liability.................  $        3,256,370  $        5,892,924  $          477,489  $        4,719,047


                                             HARTFORD            HARTFORD            HARTFORD            HARTFORD
                                           MIDCAP VALUE       ULTRASHORT BOND      SMALL COMPANY      SMALLCAP GROWTH
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          16,265,138          14,300,410           7,967,243           4,703,523
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      180,052,050  $      143,018,896  $      125,296,914  $      100,826,223
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      236,868,182  $      142,985,543  $      183,859,861  $      130,433,095
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             229,901              30,777              44,626              42,699
   Other assets.......................                   8                  39                  --                   7
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         237,098,091         143,016,359         183,904,487         130,475,801
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             229,901              30,777              44,626              42,699
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  16                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             229,901              30,777              44,642              42,699
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      236,868,190  $      142,985,582  $      183,859,845  $      130,433,102
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          83,617,652         105,769,454          57,877,182          47,875,063
   Minimum unit fair value #*.........  $         2.445518  $         0.873404  $         1.392413  $         2.287745
   Maximum unit fair value #*.........  $        28.801422  $         8.737015  $        25.331904  $        31.398915
   Contract liability.................  $      233,396,766  $      140,736,815  $      181,317,929  $      128,765,374

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           1,213,026           1,384,972             799,032             630,859
   Minimum unit fair value #*.........  $         2.723987  $         1.025759  $         1.529049  $         2.539363
   Maximum unit fair value #*.........  $         3.079441  $         1.937511  $         4.382300  $         2.833074
   Contract liability.................  $        3,471,424  $        2,248,767  $        2,541,916  $        1,667,728

                                                                 HARTFORD
                                             HARTFORD         U.S. GOVERNMENT
                                               STOCK            SECURITIES
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................          11,921,381           18,032,364
                                        ==================  ===================
     Cost.............................  $      451,848,084  $       195,750,797
                                        ==================  ===================
     Market value.....................  $      756,828,432  $       186,768,092
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...             295,389              411,327
   Other assets.......................                   3                   --
                                        ------------------  -------------------
   Total assets.......................         757,123,824          187,179,419
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............             295,389              411,327
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   42
                                        ------------------  -------------------
   Total liabilities..................             295,389              411,369
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      756,828,435  $       186,768,050
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         189,128,554          152,737,505
   Minimum unit fair value #*.........  $         1.244273  $          1.058277
   Maximum unit fair value #*.........  $        24.428506  $         10.334921
   Contract liability.................  $      739,248,710  $       182,991,284

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           2,817,894            3,091,304
   Minimum unit fair value #*.........  $         1.366336  $          1.174656
   Maximum unit fair value #*.........  $         9.920555  $          1.316273
   Contract liability.................  $       17,579,725  $         3,776,766

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 BLACKROCK
                                             HARTFORD             GLOBAL             BLACKROCK        JENNISON 20/20
                                               VALUE        OPPORTUNITIES V.I.       LARGE CAP             FOCUS
                                             HLS FUND              FUND          GROWTH V.I. FUND        PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          14,361,892              62,963              81,881               5,740
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      151,031,965  $          883,886  $          918,353  $           81,979
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      242,530,012  $        1,025,043  $        1,152,888  $          123,359
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             141,508                 843               1,614                   7
   Other assets.......................                  19                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         242,671,539           1,025,886           1,154,502             123,366
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             141,508                 843               1,614                   7
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             141,508                 844               1,614                   8
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      242,530,031  $        1,025,042  $        1,152,888  $          123,358
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         114,956,469             676,966             663,972              32,203
   Minimum unit fair value #*.........  $         1.801383  $         1.342807  $         1.417815  $         1.879107
   Maximum unit fair value #*.........  $        21.650239  $        17.340787  $        24.199022  $        21.960808
   Contract liability.................  $      237,472,240  $        1,025,042  $        1,152,888  $          115,205

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           2,391,593                  --                  --               3,953
   Minimum unit fair value #*.........  $         2.006423                  --                  --  $         2.062199
   Maximum unit fair value #*.........  $         2.266609                  --                  --  $         2.062199
   Contract liability.................  $        5,057,791                  --                  --  $            8,153

                                                                                                        WELLS FARGO
                                                                PRUDENTIAL          PRUDENTIAL         ADVANTAGE VT
                                             JENNISON              VALUE         SP INTERNATIONAL       INDEX ASSET
                                             PORTFOLIO           PORTFOLIO       GROWTH PORTFOLIO     ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               3,895               3,178               5,792             438,353
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           86,905  $           52,150  $           26,242  $        5,519,319
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          155,009  $           84,058  $           33,769  $        8,078,843
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   8                   4                   2               9,887
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             155,017              84,062              33,771           8,088,730
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   8                   4                   2               9,887
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   9                   4                   2               9,889
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          155,008  $           84,058  $           33,769  $        8,078,841
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              98,069              46,432              30,508           4,190,892
   Minimum unit fair value #*.........  $         1.056105  $         1.751081  $         1.021684  $         1.785198
   Maximum unit fair value #*.........  $        24.639306  $         1.836843  $         1.096691  $        20.074073
   Contract liability.................  $          155,008  $           84,058  $           32,281  $        7,944,142

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --               1,330              66,778
   Minimum unit fair value #*.........                  --                  --  $         1.119391  $         1.984859
   Maximum unit fair value #*.........                  --                  --  $         1.119391  $         2.037743
   Contract liability.................                  --                  --  $            1,488  $          134,699

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                            WELLS FARGO         WELLS FARGO         WELLS FARGO         WELLS FARGO
                                           ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                           TOTAL RETURN          INTRINSIC         INTERNATIONAL         SMALL CAP
                                             BOND FUND          VALUE FUND          EQUITY FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             569,956             265,500             828,399             192,244
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        5,951,188  $        3,880,242  $        4,067,997  $        1,511,584
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        5,990,234  $        5,485,231  $        4,088,572  $        1,923,054
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               1,172                 875               1,270                 568
   Other assets.......................                  21                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           5,991,427           5,486,108           4,089,842           1,923,622
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               1,172                 875               1,270                 568
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               1,172                 875               1,270                 568
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        5,990,255  $        5,485,233  $        4,088,572  $        1,923,054
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,775,874           3,095,896           1,764,089             558,924
   Minimum unit fair value #*.........  $         1.476670  $         1.635136  $         1.021933  $         2.220330
   Maximum unit fair value #*.........  $        12.735510  $         1.888430  $        14.283835  $        27.324790
   Contract liability.................  $        5,911,173  $        5,362,395  $        4,037,002  $        1,902,161

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              48,390              66,510              38,823               2,500
   Minimum unit fair value #*.........  $         1.623881  $         1.818004  $         1.128288  $         2.441688
   Maximum unit fair value #*.........  $         1.634639  $         1.866489  $        12.886130  $        18.630752
   Contract liability.................  $           79,082  $          122,838  $           51,570  $           20,893

                                                                WELLS FARGO
                                            WELLS FARGO        ADVANTAGE VT         WELLS FARGO
                                           ADVANTAGE VT          SMALL CAP         ADVANTAGE VT          HIMCO VIT
                                          DISCOVERY FUND        VALUE FUND       OPPORTUNITY FUND       INDEX FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT (3)(4)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              17,701             163,188              52,628           5,310,367
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          413,946  $        1,424,819  $          922,188  $      199,174,677
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          543,595  $        1,819,542  $        1,517,561  $      218,015,679
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  88                 223                  76             246,795
   Other assets.......................                  --                   1                  --                  11
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             543,683           1,819,766           1,517,637         218,262,485
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  88                 223                  76             246,795
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  88                 223                  77             246,795
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          543,595  $        1,819,543  $        1,517,560  $      218,015,690
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              22,629             124,261              86,754          54,553,358
   Minimum unit fair value #*.........  $        23.265550  $        14.022564  $        16.350729  $         1.301718
   Maximum unit fair value #*.........  $        25.728106  $        21.677201  $        20.224141  $        22.655558
   Contract liability.................  $          543,595  $        1,806,574  $        1,516,637  $      212,325,004

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                 879                  54             890,064
   Minimum unit fair value #*.........                  --  $        14.759326  $        16.962690  $         1.453166
   Maximum unit fair value #*.........                  --  $        14.759326  $        16.962690  $         8.230289
   Contract liability.................                  --  $           12,969  $              923  $        5,690,686

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(3) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(4)   Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                               WELLS FARGO
                                                                           INVESCO V.I.       ADVANTAGE VT           HARTFORD
                                                                               MONEY              OMEGA              BALANCED
                                                                            MARKET FUND        GROWTH FUND           HLS FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -----------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          5,129   $              --   $      23,353,661
                                                                         -----------------  ------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................          (594,619)           (123,411)        (19,753,079)
                                                                         -----------------  ------------------  ------------------
     Total expenses....................................................          (594,619)           (123,411)        (19,753,079)
                                                                         -----------------  ------------------  ------------------
     Net investment income (loss)......................................          (589,490)           (123,411)          3,600,582
                                                                         -----------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                --             558,020          79,514,570
   Net realized gain distributions.....................................                --           1,342,376                  --
   Change in unrealized appreciation (depreciation) during the period..                --          (1,652,271)         28,675,183
                                                                         -----------------  ------------------  ------------------
     Net gain (loss) on investments....................................                --             248,125         108,189,753
                                                                         -----------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       (589,490)  $         124,714   $     111,790,335
                                                                         =================  ==================  ==================

                                                                              HARTFORD           HARTFORD           HARTFORD
                                                                                TOTAL             CAPITAL           DIVIDEND
                                                                             RETURN BOND       APPRECIATION        AND GROWTH
                                                                              HLS FUND           HLS FUND           HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  -----------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $     20,746,586   $     17,996,672   $      25,604,151
                                                                         ------------------  -----------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................        (10,259,152)       (32,038,740)        (21,609,664)
                                                                         ------------------  -----------------  ------------------
     Total expenses....................................................        (10,259,152)       (32,038,740)        (21,609,664)
                                                                         ------------------  -----------------  ------------------
     Net investment income (loss)......................................         10,487,434        (14,042,068)          3,994,487
                                                                         ------------------  -----------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          4,671,427        160,616,735         128,879,784
   Net realized gain distributions.....................................                 --        315,086,974         180,126,159
   Change in unrealized appreciation (depreciation) during the period..         13,599,945       (336,136,658)       (152,386,653)
                                                                         ------------------  -----------------  ------------------
     Net gain (loss) on investments....................................         18,271,372        139,567,051         156,619,290
                                                                         ------------------  -----------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $     28,758,806   $    125,524,983   $     160,613,777
                                                                         ==================  =================  ==================


                                                                              HARTFORD            HARTFORD           HARTFORD
                                                                           GLOBAL RESEARCH       HEALTHCARE        GLOBAL GROWTH
                                                                              HLS FUND            HLS FUND           HLS FUND
                                                                           SUB-ACCOUNT (1)       SUB-ACCOUNT      SUB-ACCOUNT (1)
                                                                         ------------------  ------------------  -----------------
INVESTMENT INCOME:
   Dividends...........................................................  $         507,780    $        126,939   $        754,483
                                                                         ------------------  ------------------  -----------------

EXPENSES:
   Mortality and expense risk charges..................................           (245,786)         (1,092,587)        (2,741,615)
                                                                         ------------------  ------------------  -----------------
     Total expenses....................................................           (245,786)         (1,092,587)        (2,741,615)
                                                                         ------------------  ------------------  -----------------
     Net investment income (loss)......................................            261,994            (965,648)        (1,987,132)
                                                                         ------------------  ------------------  -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          9,923,989           7,829,418         12,722,573
   Net realized gain distributions.....................................          1,291,356           5,903,950                 --
   Change in unrealized appreciation (depreciation) during the period..         (9,309,162)          3,974,865         (2,187,973)
                                                                         ------------------  ------------------  -----------------
     Net gain (loss) on investments....................................          1,906,183          17,708,233         10,534,600
                                                                         ------------------  ------------------  -----------------
     Net increase (decrease) in net assets resulting from operations...  $       2,168,177    $     16,742,585   $      8,547,468
                                                                         ==================  ==================  =================

                                                                             HARTFORD
                                                                            DISCIPLINED
                                                                              EQUITY
                                                                             HLS FUND
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,314,881
                                                                         ------------------

EXPENSES:
   Mortality and expense risk charges..................................         (3,552,025)
                                                                         ------------------
     Total expenses....................................................         (3,552,025)
                                                                         ------------------
     Net investment income (loss)......................................         (2,237,144)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         23,819,939
   Net realized gain distributions.....................................          2,155,067
   Change in unrealized appreciation (depreciation) during the period..          6,165,397
                                                                         ------------------
     Net gain (loss) on investments....................................         32,140,403
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $      29,903,259
                                                                         ==================

(1) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 HARTFORD
                                                                              HARTFORD            GROWTH             HARTFORD
                                                                               GROWTH          OPPORTUNITIES        HIGH YIELD
                                                                              HLS FUND           HLS FUND            HLS FUND
                                                                           SUB-ACCOUNT (2)    SUB-ACCOUNT (2)       SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          61,869   $         274,335   $      14,645,564
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................           (919,924)         (3,332,593)         (3,224,614)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (919,924)         (3,332,593)         (3,224,614)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (858,055)         (3,058,258)         11,420,950
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         17,571,371          13,778,687          (1,361,108)
   Net realized gain distributions.....................................         36,140,454          42,349,445                  --
   Change in unrealized appreciation (depreciation) during the period..        (49,318,720)        (29,771,994)         (7,543,552)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          4,393,105          26,356,138          (8,904,660)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       3,535,050   $      23,297,880   $       2,516,290
                                                                         ==================  ==================  ==================

                                                                                                 HARTFORD             HARTFORD
                                                                              HARTFORD         INTERNATIONAL        SMALL/MID CAP
                                                                                INDEX          OPPORTUNITIES           EQUITY
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                           SUB-ACCOUNT (3)      SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      2,980,417   $       9,571,867   $         680,595
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................         (2,499,679)         (6,855,114)           (781,784)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (2,499,679)         (6,855,114)           (781,784)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            480,738           2,716,753            (101,189)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         84,719,278          22,936,904           4,005,050
   Net realized gain distributions.....................................          9,506,015                  --           8,892,584
   Change in unrealized appreciation (depreciation) during the period..        (89,390,793)        (49,905,235)        (11,253,918)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          4,834,500         (26,968,331)          1,643,716
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $      5,315,238   $     (24,251,578)  $       1,542,527
                                                                         ==================  ==================  ==================


                                                                              HARTFORD           HARTFORD             HARTFORD
                                                                               MIDCAP          MIDCAP VALUE        ULTRASHORT BOND
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        258,103   $       1,428,572    $             --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................         (3,728,753)         (3,862,511)         (2,442,118)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (3,728,753)         (3,862,511)         (2,442,118)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (3,470,650)         (2,433,939)         (2,442,118)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         28,576,179          19,813,802              54,291
   Net realized gain distributions.....................................         34,055,370          31,531,701                  --
   Change in unrealized appreciation (depreciation) during the period..        (31,553,875)        (33,084,693)             37,614
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         31,077,674          18,260,810              91,905
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $     27,607,024   $      15,826,871    $     (2,350,213)
                                                                         ==================  ==================  ==================


                                                                             HARTFORD
                                                                           SMALL COMPANY
                                                                             HLS FUND
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --
                                                                         ------------------

EXPENSES:
   Mortality and expense risk charges..................................         (2,749,750)
                                                                         ------------------
     Total expenses....................................................         (2,749,750)
                                                                         ------------------
     Net investment income (loss)......................................         (2,749,750)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         16,670,266
   Net realized gain distributions.....................................         33,826,440
   Change in unrealized appreciation (depreciation) during the period..        (38,280,372)
                                                                         ------------------
     Net gain (loss) on investments....................................         12,216,334
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       9,466,584
                                                                         ==================

(2) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(3) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                       HARTFORD
                                                                             HARTFORD             HARTFORD          U.S. GOVERNMENT
                                                                          SMALLCAP GROWTH           STOCK             SECURITIES
                                                                             HLS FUND             HLS FUND             HLS FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          49,998    $      13,350,799   $       4,447,184
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................         (2,211,289)         (10,689,739)         (3,376,708)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................         (2,211,289)         (10,689,739)         (3,376,708)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................         (2,161,291)           2,661,060           1,070,476
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         15,721,516           61,504,745          (3,271,572)
   Net realized gain distributions.....................................         24,899,236                   --                  --
   Change in unrealized appreciation (depreciation) during the period..        (34,043,387)           6,466,617           4,553,658
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................          6,577,365           67,971,362           1,282,086
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       4,416,074    $      70,632,422   $       2,352,562
                                                                         ==================  ===================  ==================

                                                                                                  BLACKROCK
                                                                             HARTFORD              GLOBAL
                                                                               VALUE         OPPORTUNITIES V.I.
                                                                             HLS FUND               FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       3,397,004    $          13,065
                                                                         ------------------  -------------------

EXPENSES:
   Mortality and expense risk charges..................................         (3,703,250)             (19,834)
                                                                         ------------------  -------------------
     Total expenses....................................................         (3,703,250)             (19,834)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................           (306,246)              (6,769)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         23,134,504              112,742
   Net realized gain distributions.....................................                 --               45,307
   Change in unrealized appreciation (depreciation) during the period..              5,976             (230,652)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................         23,140,480              (72,603)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $      22,834,234    $         (79,372)
                                                                         ==================  ===================


                                                                              BLACKROCK         JENNISON 20/20
                                                                              LARGE CAP              FOCUS             JENNISON
                                                                          GROWTH V.I. FUND         PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           6,112   $              --   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................             (19,415)             (2,684)             (2,732)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (19,415)             (2,684)             (2,732)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (13,303)             (2,684)             (2,732)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              72,746               9,114              11,402
   Net realized gain distributions.....................................             150,058                  --                  --
   Change in unrealized appreciation (depreciation) during the period..             (82,265)               (583)              2,402
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             140,539               8,531              13,804
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         127,236   $           5,847   $          11,072
                                                                         ===================  ==================  ==================


                                                                            PRUDENTIAL           PRUDENTIAL
                                                                               VALUE          SP INTERNATIONAL
                                                                             PORTFOLIO        GROWTH PORTFOLIO
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $              --
                                                                         ------------------  -------------------

EXPENSES:
   Mortality and expense risk charges..................................             (1,273)                (751)
                                                                         ------------------  -------------------
     Total expenses....................................................             (1,273)                (751)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             (1,273)                (751)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              7,595                7,540
   Net realized gain distributions.....................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period..                (60)             (10,469)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................              7,535               (2,929)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           6,262    $          (3,680)
                                                                         ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            WELLS FARGO          WELLS FARGO          WELLS FARGO
                                                                           ADVANTAGE VT         ADVANTAGE VT         ADVANTAGE VT
                                                                            INDEX ASSET         TOTAL RETURN           INTRINSIC
                                                                          ALLOCATION FUND         BOND FUND           VALUE FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         118,020    $          91,309   $          42,721
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................           (144,189)            (119,476)           (101,856)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................           (144,189)            (119,476)           (101,856)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................            (26,169)             (28,167)            (59,135)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            504,082              (19,404)            345,704
   Net realized gain distributions.....................................                 --                   --                  --
   Change in unrealized appreciation (depreciation) during the period..            664,913              297,993             157,302
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................          1,168,995              278,589             503,006
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,142,826    $         250,422   $         443,871
                                                                         ==================  ===================  ==================

                                                                             WELLS FARGO          WELLS FARGO
                                                                            ADVANTAGE VT         ADVANTAGE VT        WELLS FARGO
                                                                            INTERNATIONAL          SMALL CAP        ADVANTAGE VT
                                                                             EQUITY FUND          GROWTH FUND      DISCOVERY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         134,347   $              --   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Mortality and expense risk charges..................................             (87,932)            (39,503)            (11,187)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (87,932)            (39,503)            (11,187)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................              46,415             (39,503)            (11,187)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             105,177             172,837              50,279
   Net realized gain distributions.....................................             110,532             195,951              74,870
   Change in unrealized appreciation (depreciation) during the period..            (611,260)           (438,211)           (131,761)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (395,551)            (69,423)             (6,612)
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        (349,136)  $        (108,926)  $         (17,799)
                                                                         ===================  ==================  ==================

                                                                             WELLS FARGO
                                                                            ADVANTAGE VT        WELLS FARGO
                                                                              SMALL CAP        ADVANTAGE VT           HIMCO VIT
                                                                             VALUE FUND      OPPORTUNITY FUND        INDEX FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT (3)(4)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         13,169   $           3,157    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Mortality and expense risk charges..................................            (41,866)            (28,654)            (640,766)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................            (41,866)            (28,654)            (640,766)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................            (28,697)            (25,497)            (640,766)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            217,165             130,856              855,640
   Net realized gain distributions.....................................                 --                  --                   --
   Change in unrealized appreciation (depreciation) during the period..           (111,494)             24,697           18,841,002
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            105,671             155,553           19,696,642
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         76,974   $         130,056    $      19,055,876
                                                                         ==================  ==================  ===================

(3) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(4)   Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                      WELLS FARGO
                                                                                INVESCO V.I.         ADVANTAGE VT
                                                                                    MONEY                OMEGA
                                                                                 MARKET FUND          GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (589,490)  $        (123,411)
   Net realized gain (loss) on security transactions........................                 --             558,020
   Net realized gain distributions..........................................                 --           1,342,376
   Change in unrealized appreciation (depreciation) during the period.......                 --          (1,652,271)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........           (589,490)            124,714
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            768,676               8,652
   Net transfers............................................................         89,106,216            (246,373)
   Surrenders for benefit payments and fees.................................        (76,939,544)           (909,940)
   Other transactions.......................................................                183                 327
   Death benefits...........................................................         (5,312,691)            (90,812)
   Net annuity transactions.................................................            689,345             101,968
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...          8,312,185          (1,136,178)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................          7,722,695          (1,011,464)

NET ASSETS:
   Beginning of period......................................................         33,630,633           7,468,211
                                                                              ------------------  ------------------
   End of period............................................................  $      41,353,328   $       6,456,747
                                                                              ==================  ==================

                                                                                                       HARTFORD
                                                                                  HARTFORD               TOTAL
                                                                                  BALANCED            RETURN BOND
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $       3,600,582   $      10,487,434
   Net realized gain (loss) on security transactions........................         79,514,570           4,671,427
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         28,675,183          13,599,945
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        111,790,335          28,758,806
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          8,481,834           3,507,494
   Net transfers............................................................         (5,485,259)          6,001,833
   Surrenders for benefit payments and fees.................................       (250,019,106)       (120,975,267)
   Other transactions.......................................................             26,598              17,093
   Death benefits...........................................................        (42,424,127)        (16,720,492)
   Net annuity transactions.................................................         17,932,711           3,732,420
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (271,487,349)       (124,436,919)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (159,697,014)        (95,678,113)

NET ASSETS:
   Beginning of period......................................................      1,516,791,668         718,141,419
                                                                              ------------------  ------------------
   End of period............................................................  $   1,357,094,654   $     622,463,306
                                                                              ==================  ==================

                                                                                  HARTFORD             HARTFORD
                                                                                   CAPITAL             DIVIDEND
                                                                                APPRECIATION          AND GROWTH
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $     (14,042,068)   $      3,994,487
   Net realized gain (loss) on security transactions........................        160,616,735         128,879,784
   Net realized gain distributions..........................................        315,086,974         180,126,159
   Change in unrealized appreciation (depreciation) during the period.......       (336,136,658)       (152,386,653)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        125,524,983         160,613,777
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          8,445,869           7,828,916
   Net transfers............................................................        (55,182,539)        (33,636,908)
   Surrenders for benefit payments and fees.................................       (345,509,744)       (251,112,686)
   Other transactions.......................................................             29,923              31,817
   Death benefits...........................................................        (45,727,904)        (37,039,900)
   Net annuity transactions.................................................          8,513,249           7,887,048
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (429,431,146)       (306,041,713)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (303,906,163)       (145,427,936)

NET ASSETS:
   Beginning of period......................................................      2,431,183,307       1,590,714,189
                                                                              ------------------  ------------------
   End of period............................................................  $   2,127,277,144    $  1,445,286,253
                                                                              ==================  ==================


                                                                                  HARTFORD             HARTFORD
                                                                               GLOBAL RESEARCH        HEALTHCARE
                                                                                  HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         261,994   $        (965,648)
   Net realized gain (loss) on security transactions........................          9,923,989           7,829,418
   Net realized gain distributions..........................................          1,291,356           5,903,950
   Change in unrealized appreciation (depreciation) during the period.......         (9,309,162)          3,974,865
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          2,168,177          16,742,585
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             92,396             179,686
   Net transfers............................................................        (33,763,970)         (2,347,608)
   Surrenders for benefit payments and fees.................................         (2,289,295)        (10,399,647)
   Other transactions.......................................................              1,665              (4,432)
   Death benefits...........................................................           (243,184)         (1,387,606)
   Net annuity transactions.................................................           (275,050)            252,819
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (36,477,438)        (13,706,788)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (34,309,261)          3,035,797

NET ASSETS:
   Beginning of period......................................................         34,309,261          72,947,205
                                                                              ------------------  ------------------
   End of period............................................................  $              --   $      75,983,002
                                                                              ==================  ==================

                                                                                                       HARTFORD
                                                                                  HARTFORD            DISCIPLINED
                                                                                GLOBAL GROWTH           EQUITY
                                                                                  HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (1,987,132)   $     (2,237,144)
   Net realized gain (loss) on security transactions........................         12,722,573          23,819,939
   Net realized gain distributions..........................................                 --           2,155,067
   Change in unrealized appreciation (depreciation) during the period.......         (2,187,973)          6,165,397
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          8,547,468          29,903,259
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,223,844           1,278,178
   Net transfers............................................................         31,259,790            (532,904)
   Surrenders for benefit payments and fees.................................        (28,003,454)        (41,102,559)
   Other transactions.......................................................              4,797              10,426
   Death benefits...........................................................         (3,655,134)         (4,778,882)
   Net annuity transactions.................................................          1,075,460             810,483
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...          1,905,303         (44,315,258)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         10,452,771         (14,411,999)

NET ASSETS:
   Beginning of period......................................................        177,587,816         242,350,442
                                                                              ------------------  ------------------
   End of period............................................................  $     188,040,587    $    227,938,443
                                                                              ==================  ==================

(1) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       HARTFORD
                                                                                  HARTFORD              GROWTH
                                                                                   GROWTH            OPPORTUNITIES
                                                                                  HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (2)      SUB-ACCOUNT (2)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (858,055)   $     (3,058,258)
   Net realized gain (loss) on security transactions........................         17,571,371          13,778,687
   Net realized gain distributions..........................................         36,140,454          42,349,445
   Change in unrealized appreciation (depreciation) during the period.......        (49,318,720)        (29,771,994)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          3,535,050          23,297,880
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            180,470           2,094,613
   Net transfers............................................................       (123,218,014)        108,583,732
   Surrenders for benefit payments and fees.................................        (10,424,510)        (35,499,466)
   Other transactions.......................................................              3,526               1,268
   Death benefits...........................................................           (891,867)         (4,291,827)
   Net annuity transactions.................................................           (713,723)          2,297,029
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (135,064,118)         73,185,349
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (131,529,068)         96,483,229

NET ASSETS:
   Beginning of period......................................................        131,529,068         155,681,975
                                                                              ------------------  ------------------
   End of period............................................................  $              --    $    252,165,204
                                                                              ==================  ==================


                                                                                  HARTFORD             HARTFORD
                                                                                 HIGH YIELD              INDEX
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (3)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      11,420,950    $        480,738
   Net realized gain (loss) on security transactions........................         (1,361,108)         84,719,278
   Net realized gain distributions..........................................                 --           9,506,015
   Change in unrealized appreciation (depreciation) during the period.......         (7,543,552)        (89,390,793)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          2,516,290           5,315,238
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,501,998             698,859
   Net transfers............................................................         (3,888,553)       (202,425,780)
   Surrenders for benefit payments and fees.................................        (35,624,515)        (26,877,060)
   Other transactions.......................................................              4,143                 337
   Death benefits...........................................................         (4,954,617)         (3,373,608)
   Net annuity transactions.................................................            948,600          (4,005,140)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (42,012,944)       (235,982,392)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (39,496,654)       (230,667,154)

NET ASSETS:
   Beginning of period......................................................        218,336,536         230,667,154
                                                                              ------------------  ------------------
   End of period............................................................  $     178,839,882    $             --
                                                                              ==================  ==================

                                                                                  HARTFORD             HARTFORD
                                                                                INTERNATIONAL        SMALL/MID CAP
                                                                                OPPORTUNITIES           EQUITY
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $       2,716,753    $        (101,189)
   Net realized gain (loss) on security transactions........................         22,936,904            4,005,050
   Net realized gain distributions..........................................                 --            8,892,584
   Change in unrealized appreciation (depreciation) during the period.......        (49,905,235)         (11,253,918)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........        (24,251,578)           1,542,527
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................          2,534,206              298,625
   Net transfers............................................................          2,157,335           (1,416,179)
   Surrenders for benefit payments and fees.................................        (75,614,073)          (8,989,897)
   Other transactions.......................................................             19,326               (2,099)
   Death benefits...........................................................         (8,623,589)            (801,616)
   Net annuity transactions.................................................          1,905,789              262,920
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (77,621,006)         (10,648,246)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................       (101,872,584)          (9,105,719)

NET ASSETS:
   Beginning of period......................................................        506,821,743           57,071,140
                                                                              ------------------  -------------------
   End of period............................................................  $     404,949,159    $      47,965,421
                                                                              ==================  ===================


                                                                                   HARTFORD           HARTFORD
                                                                                    MIDCAP          MIDCAP VALUE
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (3,470,650)  $      (2,433,939)
   Net realized gain (loss) on security transactions........................         28,576,179          19,813,802
   Net realized gain distributions..........................................         34,055,370          31,531,701
   Change in unrealized appreciation (depreciation) during the period.......        (31,553,875)        (33,084,693)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         27,607,024          15,826,871
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,139,925           1,535,825
   Net transfers............................................................         (7,007,317)         (5,136,011)
   Surrenders for benefit payments and fees.................................        (33,731,230)        (38,278,288)
   Other transactions.......................................................              4,132              (1,650)
   Death benefits...........................................................         (6,833,133)         (4,611,473)
   Net annuity transactions.................................................            436,457             749,242
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (45,991,166)        (45,742,355)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (18,384,142)        (29,915,484)

NET ASSETS:
   Beginning of period......................................................        297,965,842         266,783,674
                                                                              ------------------  ------------------
   End of period............................................................  $     279,581,700   $     236,868,190
                                                                              ==================  ==================


                                                                                   HARTFORD           HARTFORD
                                                                                ULTRASHORT BOND     SMALL COMPANY
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (2,442,118)  $      (2,749,750)
   Net realized gain (loss) on security transactions........................             54,291          16,670,266
   Net realized gain distributions..........................................                 --          33,826,440
   Change in unrealized appreciation (depreciation) during the period.......             37,614         (38,280,372)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         (2,350,213)          9,466,584
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,146,665           1,241,550
   Net transfers............................................................            (17,360)         (6,014,871)
   Surrenders for benefit payments and fees.................................        (36,825,032)        (25,848,335)
   Other transactions.......................................................              6,714                 752
   Death benefits...........................................................         (4,633,707)         (3,814,683)
   Net annuity transactions.................................................            436,362             573,632
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (39,886,358)        (33,861,955)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (42,236,571)        (24,395,371)

NET ASSETS:
   Beginning of period......................................................        185,222,153         208,255,216
                                                                              ------------------  ------------------
   End of period............................................................  $     142,985,582   $     183,859,845
                                                                              ==================  ==================

(2) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(3) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                   HARTFORD             HARTFORD
                                                                                SMALLCAP GROWTH           STOCK
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,161,291)   $       2,661,060
   Net realized gain (loss) on security transactions.........................         15,721,516           61,504,745
   Net realized gain distributions...........................................         24,899,236                   --
   Change in unrealized appreciation (depreciation) during the period........        (34,043,387)           6,466,617
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          4,416,074           70,632,422
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            801,978            3,764,460
   Net transfers.............................................................         (8,774,572)         (18,075,548)
   Surrenders for benefit payments and fees..................................        (23,747,464)        (117,810,446)
   Other transactions........................................................              4,303               16,829
   Death benefits............................................................         (2,159,103)         (19,050,053)
   Net annuity transactions..................................................            537,023            3,095,696
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (33,337,835)        (148,059,062)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (28,921,761)         (77,426,640)

NET ASSETS:
   Beginning of period.......................................................        159,354,863          834,255,075
                                                                               ------------------  -------------------
   End of period.............................................................  $     130,433,102    $     756,828,435
                                                                               ==================  ===================

                                                                                    HARTFORD
                                                                                 U.S. GOVERNMENT       HARTFORD
                                                                                   SECURITIES            VALUE
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,070,476   $        (306,246)
   Net realized gain (loss) on security transactions.........................         (3,271,572)         23,134,504
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          4,553,658               5,976
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,352,562          22,834,234
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,197,404           1,481,060
   Net transfers.............................................................          5,053,679          (2,929,550)
   Surrenders for benefit payments and fees..................................        (41,639,349)        (45,361,050)
   Other transactions........................................................             12,226              (1,722)
   Death benefits............................................................         (6,500,662)         (6,234,192)
   Net annuity transactions..................................................          1,512,119           1,638,344
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (40,364,583)        (51,407,110)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (38,012,021)        (28,572,876)

NET ASSETS:
   Beginning of period.......................................................        224,780,071         271,102,907
                                                                               ------------------  ------------------
   End of period.............................................................  $     186,768,050   $     242,530,031
                                                                               ==================  ==================

                                                                                    BLACKROCK
                                                                                     GLOBAL              BLACKROCK
                                                                               OPPORTUNITIES V.I.        LARGE CAP
                                                                                      FUND           GROWTH V.I. FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (6,769)   $         (13,303)
   Net realized gain (loss) on security transactions.........................             112,742               72,746
   Net realized gain distributions...........................................              45,307              150,058
   Change in unrealized appreciation (depreciation) during the period........            (230,652)             (82,265)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             (79,372)             127,236
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 749                   --
   Net transfers.............................................................             (67,836)              66,558
   Surrenders for benefit payments and fees..................................            (203,662)            (189,561)
   Other transactions........................................................                  (1)                  --
   Death benefits............................................................             (11,743)             (32,526)
   Net annuity transactions..................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (282,493)            (155,529)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................            (361,865)             (28,293)

NET ASSETS:
   Beginning of period.......................................................           1,386,907            1,181,181
                                                                               -------------------  -------------------
   End of period.............................................................   $       1,025,042    $       1,152,888
                                                                               ===================  ===================


                                                                                 JENNISON 20/20
                                                                                      FOCUS             JENNISON
                                                                                    PORTFOLIO           PORTFOLIO
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,684)  $          (2,732)
   Net realized gain (loss) on security transactions.........................              9,114              11,402
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........               (583)              2,402
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              5,847              11,072
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  --
   Net transfers.............................................................                228                  --
   Surrenders for benefit payments and fees..................................            (14,296)            (20,822)
   Other transactions........................................................                 (1)                 (1)
   Death benefits............................................................            (15,856)                 --
   Net annuity transactions..................................................              8,274                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (21,651)            (20,823)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (15,804)             (9,751)

NET ASSETS:
   Beginning of period.......................................................            139,162             164,759
                                                                               ------------------  ------------------
   End of period.............................................................  $         123,358   $         155,008
                                                                               ==================  ==================


                                                                                  PRUDENTIAL           PRUDENTIAL
                                                                                     VALUE          SP INTERNATIONAL
                                                                                   PORTFOLIO        GROWTH PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,273)   $            (751)
   Net realized gain (loss) on security transactions.........................              7,595                7,540
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........                (60)             (10,469)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........              6,262               (3,680)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                   --
   Net transfers.............................................................                153                   --
   Surrenders for benefit payments and fees..................................            (19,794)             (18,759)
   Other transactions........................................................                 --                   --
   Death benefits............................................................                 --               (5,231)
   Net annuity transactions..................................................                 --                 (212)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (19,641)             (24,202)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (13,379)             (27,882)

NET ASSETS:
   Beginning of period.......................................................             97,437               61,651
                                                                               ------------------  -------------------
   End of period.............................................................  $          84,058    $          33,769
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                   WELLS FARGO         WELLS FARGO
                                                                                  ADVANTAGE VT        ADVANTAGE VT
                                                                                   INDEX ASSET        TOTAL RETURN
                                                                                 ALLOCATION FUND        BOND FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (26,169)  $         (28,167)
   Net realized gain (loss) on security transactions.........................            504,082             (19,404)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            664,913             297,993
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,142,826             250,422
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             13,452                  --
   Net transfers.............................................................             80,469             328,954
   Surrenders for benefit payments and fees..................................           (893,505)         (1,583,014)
   Other transactions........................................................                224                 192
   Death benefits............................................................           (143,902)            (49,843)
   Net annuity transactions..................................................             45,891              73,652
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (897,371)         (1,230,059)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            245,455            (979,637)

NET ASSETS:
   Beginning of period.......................................................          7,833,386           6,969,892
                                                                               ------------------  ------------------
   End of period.............................................................   $      8,078,841   $       5,990,255
                                                                               ==================  ==================

                                                                                  WELLS FARGO          WELLS FARGO
                                                                                 ADVANTAGE VT         ADVANTAGE VT
                                                                                   INTRINSIC          INTERNATIONAL
                                                                                  VALUE FUND           EQUITY FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (59,135)  $          46,415
   Net realized gain (loss) on security transactions.........................            345,704             105,177
   Net realized gain distributions...........................................                 --             110,532
   Change in unrealized appreciation (depreciation) during the period........            157,302            (611,260)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            443,871            (349,136)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                600              19,809
   Net transfers.............................................................           (145,844)            277,271
   Surrenders for benefit payments and fees..................................           (706,791)         (1,307,901)
   Other transactions........................................................                 (4)                 26
   Death benefits............................................................            (50,308)           (209,286)
   Net annuity transactions..................................................             36,390              44,433
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (865,957)         (1,175,648)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (422,086)         (1,524,784)

NET ASSETS:
   Beginning of period.......................................................          5,907,319           5,613,356
                                                                               ------------------  ------------------
   End of period.............................................................  $       5,485,233   $       4,088,572
                                                                               ==================  ==================

                                                                                   WELLS FARGO
                                                                                  ADVANTAGE VT        WELLS FARGO
                                                                                    SMALL CAP        ADVANTAGE VT
                                                                                   GROWTH FUND      DISCOVERY FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (39,503)  $         (11,187)
   Net realized gain (loss) on security transactions.........................            172,837              50,279
   Net realized gain distributions...........................................            195,951              74,870
   Change in unrealized appreciation (depreciation) during the period........           (438,211)           (131,761)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (108,926)            (17,799)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              3,029                  --
   Net transfers.............................................................           (219,700)           (145,344)
   Surrenders for benefit payments and fees..................................           (327,691)            (52,492)
   Other transactions........................................................                  7                  12
   Death benefits............................................................            (59,674)                 --
   Net annuity transactions..................................................             15,018                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (589,011)           (197,824)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (697,937)           (215,623)

NET ASSETS:
   Beginning of period.......................................................          2,620,991             759,218
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,923,054   $         543,595
                                                                               ==================  ==================

                                                                                   WELLS FARGO
                                                                                  ADVANTAGE VT          WELLS FARGO
                                                                                    SMALL CAP          ADVANTAGE VT
                                                                                   VALUE FUND        OPPORTUNITY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (28,697)  $         (25,497)
   Net realized gain (loss) on security transactions.........................             217,165             130,856
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........            (111,494)             24,697
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              76,974             130,056
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               1,200               1,243
   Net transfers.............................................................            (111,707)             37,976
   Surrenders for benefit payments and fees..................................            (422,947)           (190,503)
   Other transactions........................................................                  --                  13
   Death benefits............................................................             (64,765)            (64,964)
   Net annuity transactions..................................................              12,969                (697)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (585,250)           (216,932)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (508,276)            (86,876)

NET ASSETS:
   Beginning of period.......................................................           2,327,819           1,604,436
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,819,543   $       1,517,560
                                                                               ===================  ==================



                                                                                    HIMCO VIT
                                                                                   INDEX FUND
                                                                               SUB-ACCOUNT (3)(4)
                                                                               -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (640,766)
   Net realized gain (loss) on security transactions.........................             855,640
   Net realized gain distributions...........................................                  --
   Change in unrealized appreciation (depreciation) during the period........          18,841,002
                                                                               -------------------
   Net increase (decrease) in net assets resulting from operations...........          19,055,876
                                                                               -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             135,337
   Net transfers.............................................................         201,553,796
   Surrenders for benefit payments and fees..................................          (7,272,823)
   Other transactions........................................................                 610
   Death benefits............................................................            (656,997)
   Net annuity transactions..................................................           5,199,891
                                                                               -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         198,959,814
                                                                               -------------------
   Net increase (decrease) in net assets.....................................         218,015,690

NET ASSETS:
   Beginning of period.......................................................                  --
                                                                               -------------------
   End of period.............................................................   $     218,015,690
                                                                               ===================

(3) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(4)   Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      WELLS FARGO
                                                                                INVESCO V.I.         ADVANTAGE VT
                                                                                    MONEY                OMEGA
                                                                                 MARKET FUND          GROWTH FUND
                                                                               SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (142,429)   $       (118,548)
   Net realized gain (loss) on security transactions........................                 --             947,513
   Net realized gain distributions..........................................                 --             615,134
   Change in unrealized appreciation (depreciation) during the period.......                 --             898,428
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........           (142,429)          2,342,527
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             76,825                 525
   Net transfers............................................................         74,343,066            (386,765)
   Surrenders for benefit payments and fees.................................        (40,245,867)         (1,241,925)
   Other transactions.......................................................               (121)                417
   Death benefits...........................................................           (561,293)           (410,459)
   Net annuity transactions.................................................            160,452               4,711
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         33,773,062          (2,033,496)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         33,630,633             309,031

NET ASSETS:
   Beginning of period......................................................                 --           7,159,180
                                                                              ------------------  ------------------
   End of period............................................................  $      33,630,633    $      7,468,211
                                                                              ==================  ==================

                                                                                                       HARTFORD
                                                                                  HARTFORD               TOTAL
                                                                                  BALANCED            RETURN BOND
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         159,382    $     18,713,980
   Net realized gain (loss) on security transactions........................         57,372,173           7,282,176
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......        217,867,505         (53,126,112)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        275,399,060         (27,129,956)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................         10,110,551           5,934,368
   Net transfers............................................................         (3,223,219)        (47,272,495)
   Surrenders for benefit payments and fees.................................       (260,214,099)       (165,524,305)
   Other transactions.......................................................             24,143              10,899
   Death benefits...........................................................        (50,651,115)        (23,474,418)
   Net annuity transactions.................................................          5,485,492           2,232,562
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (298,468,247)       (228,093,389)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (23,069,187)       (255,223,345)

NET ASSETS:
   Beginning of period......................................................      1,539,860,855         973,364,764
                                                                              ------------------  ------------------
   End of period............................................................  $   1,516,791,668    $    718,141,419
                                                                              ==================  ==================

                                                                                  HARTFORD             HARTFORD
                                                                                   CAPITAL             DIVIDEND
                                                                                APPRECIATION          AND GROWTH
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $     (13,647,218)   $       6,004,733
   Net realized gain (loss) on security transactions........................        145,718,254          131,582,381
   Net realized gain distributions..........................................          6,150,427           42,128,540
   Change in unrealized appreciation (depreciation) during the period.......        596,986,503          234,088,043
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........        735,207,966          413,803,697
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................         11,580,112           10,394,614
   Net transfers............................................................        (94,175,220)         (40,798,197)
   Surrenders for benefit payments and fees.................................       (366,830,633)        (273,678,243)
   Other transactions.......................................................             39,657               13,302
   Death benefits...........................................................        (50,523,003)         (41,201,403)
   Net annuity transactions.................................................          5,064,626            4,301,226
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (494,844,461)        (340,968,701)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................        240,363,505           72,834,996

NET ASSETS:
   Beginning of period......................................................      2,190,819,802        1,517,879,193
                                                                              ------------------  -------------------
   End of period............................................................  $   2,431,183,307    $   1,590,714,189
                                                                              ==================  ===================


                                                                                   HARTFORD           HARTFORD
                                                                                GLOBAL RESEARCH      HEALTHCARE
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (46,483)  $        (714,661)
   Net realized gain (loss) on security transactions........................          2,051,262           6,947,946
   Net realized gain distributions..........................................                 --           4,330,546
   Change in unrealized appreciation (depreciation) during the period.......          5,997,259          16,560,381
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          8,002,038          27,124,212
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            160,015             103,188
   Net transfers............................................................           (159,754)         (3,193,700)
   Surrenders for benefit payments and fees.................................         (5,830,239)        (10,659,041)
   Other transactions.......................................................             (2,540)             (1,958)
   Death benefits...........................................................           (674,682)         (1,290,045)
   Net annuity transactions.................................................             82,413             363,565
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         (6,424,787)        (14,677,991)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................          1,577,251          12,446,221

NET ASSETS:
   Beginning of period......................................................         32,732,010          60,500,984
                                                                              ------------------  ------------------
   End of period............................................................  $      34,309,261   $      72,947,205
                                                                              ==================  ==================

                                                                                                      HARTFORD
                                                                                   HARTFORD          DISCIPLINED
                                                                                 GLOBAL GROWTH         EQUITY
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (1,462,114)  $      (1,770,397)
   Net realized gain (loss) on security transactions........................          9,406,747          21,057,157
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         42,475,741          50,077,583
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         50,420,374          69,364,343
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,186,470           1,599,737
   Net transfers............................................................         (6,886,647)         (6,199,028)
   Surrenders for benefit payments and fees.................................        (30,841,266)        (49,487,263)
   Other transactions.......................................................              3,152               2,848
   Death benefits...........................................................         (3,372,599)         (6,008,939)
   Net annuity transactions.................................................            164,372             241,418
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (39,746,518)        (59,851,227)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         10,673,856           9,513,116

NET ASSETS:
   Beginning of period......................................................        166,913,960         232,837,326
                                                                              ------------------  ------------------
   End of period............................................................  $     177,587,816   $     242,350,442
                                                                              ==================  ==================

(1)   Funded as of July 15, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                       HARTFORD
                                                                                    HARTFORD            GROWTH
                                                                                     GROWTH          OPPORTUNITIES
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,941,841)  $      (2,399,176)
   Net realized gain (loss) on security transactions.........................         12,365,814          16,176,982
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         26,219,714          29,281,325
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         36,643,687          43,059,131
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,112,999           1,446,298
   Net transfers.............................................................         (4,938,840)          2,059,182
   Surrenders for benefit payments and fees..................................        (23,353,309)        (28,026,825)
   Other transactions........................................................              1,777               1,939
   Death benefits............................................................         (2,791,735)         (2,323,097)
   Net annuity transactions..................................................            168,541             400,490
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (29,800,567)        (26,442,013)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          6,843,120          16,617,118

NET ASSETS:
   Beginning of period.......................................................        124,685,948         139,064,857
                                                                               ------------------  ------------------
   End of period.............................................................  $     131,529,068   $     155,681,975
                                                                               ==================  ==================


                                                                                    HARTFORD             HARTFORD
                                                                                   HIGH YIELD              INDEX
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $      14,200,475   $         403,698
   Net realized gain (loss) on security transactions.........................          (1,135,702)         16,360,201
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........          (2,506,870)         42,388,054
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          10,557,903          59,151,953
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,379,142           1,176,753
   Net transfers.............................................................          (1,297,419)         (4,097,893)
   Surrenders for benefit payments and fees..................................         (42,728,549)        (35,344,316)
   Other transactions........................................................               9,523               8,878
   Death benefits............................................................          (5,727,448)         (5,691,875)
   Net annuity transactions..................................................             591,654             926,300
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (47,773,097)        (43,022,153)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (37,215,194)         16,129,800

NET ASSETS:
   Beginning of period.......................................................         255,551,730         214,537,354
                                                                               -------------------  ------------------
   End of period.............................................................   $     218,336,536   $     230,667,154
                                                                               ===================  ==================

                                                                                   HARTFORD             HARTFORD
                                                                                 INTERNATIONAL        SMALL/MID CAP
                                                                                 OPPORTUNITIES           EQUITY
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       2,565,378    $        (172,313)
   Net realized gain (loss) on security transactions.........................         22,855,986            4,895,615
   Net realized gain distributions...........................................                 --            3,638,525
   Change in unrealized appreciation (depreciation) during the period........         64,809,680            7,771,649
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         90,231,044           16,133,476
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          3,372,276              273,764
   Net transfers.............................................................         (9,135,651)           3,174,611
   Surrenders for benefit payments and fees..................................        (90,835,887)         (10,187,490)
   Other transactions........................................................                714                  (26)
   Death benefits............................................................        (10,682,123)            (967,912)
   Net annuity transactions..................................................          1,419,193              146,160
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (105,861,478)          (7,560,893)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (15,630,434)           8,572,583

NET ASSETS:
   Beginning of period.......................................................        522,452,177           48,498,557
                                                                               ------------------  -------------------
   End of period.............................................................  $     506,821,743    $      57,071,140
                                                                               ==================  ===================


                                                                                    HARTFORD           HARTFORD
                                                                                     MIDCAP          MIDCAP VALUE
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (3,373,986)  $        (977,709)
   Net realized gain (loss) on security transactions.........................         33,919,345          17,273,010
   Net realized gain distributions...........................................         10,963,035                  --
   Change in unrealized appreciation (depreciation) during the period........         50,208,101          55,512,221
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         91,716,495          71,807,522
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            822,533           1,670,996
   Net transfers.............................................................        (14,361,359)          3,866,230
   Surrenders for benefit payments and fees..................................        (39,042,226)        (45,118,471)
   Other transactions........................................................              7,955                 770
   Death benefits............................................................         (6,403,545)         (5,281,309)
   Net annuity transactions..................................................            668,972           1,074,267
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (58,307,670)        (43,787,517)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         33,408,825          28,020,005

NET ASSETS:
   Beginning of period.......................................................        264,557,017         238,763,669
                                                                               ------------------  ------------------
   End of period.............................................................  $     297,965,842   $     266,783,674
                                                                               ==================  ==================


                                                                                    HARTFORD            HARTFORD
                                                                                 ULTRASHORT BOND      SMALL COMPANY
                                                                                    HLS FUND            HLS FUND
                                                                                 SUB-ACCOUNT (2)       SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $     (3,596,934)  $      (2,644,965)
   Net realized gain (loss) on security transactions.........................             (5,238)         20,647,896
   Net realized gain distributions...........................................                 --          14,617,865
   Change in unrealized appreciation (depreciation) during the period........            (71,036)         35,534,389
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (3,673,208)         68,155,185
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          4,251,737             900,879
   Net transfers.............................................................         84,175,841          (4,366,960)
   Surrenders for benefit payments and fees..................................       (157,612,295)        (27,954,887)
   Other transactions........................................................             23,659              (4,294)
   Death benefits............................................................        (13,061,352)         (3,870,733)
   Net annuity transactions..................................................            138,436             157,659
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (82,083,974)        (35,138,336)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (85,757,182)         33,016,849

NET ASSETS:
   Beginning of period.......................................................        270,979,335         175,238,367
                                                                               ------------------  ------------------
   End of period.............................................................   $    185,222,153   $     208,255,216
                                                                               ==================  ==================

(2)   Formerly Hartford Money Market HLS Fund. Change effective October 21,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                  HARTFORD             HARTFORD
                                                                               SMALLCAP GROWTH           STOCK
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $      (2,076,940)   $       3,347,697
   Net realized gain (loss) on security transactions.......................          22,124,497           53,769,144
   Net realized gain distributions.........................................          17,609,115                   --
   Change in unrealized appreciation (depreciation) during the period......          15,394,501          161,476,493
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          53,051,173          218,593,334
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,115,831            5,554,862
   Net transfers...........................................................          (1,461,028)         (28,971,494)
   Surrenders for benefit payments and fees................................         (30,262,619)        (130,861,554)
   Other transactions......................................................                 332                5,706
   Death benefits..........................................................          (2,981,942)         (21,023,699)
   Net annuity transactions................................................             441,363            1,589,230
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (33,148,063)        (173,706,949)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          19,903,110           44,886,385

NET ASSETS:
   Beginning of period.....................................................         139,451,753          789,368,690
                                                                             -------------------  -------------------
   End of period...........................................................   $     159,354,863    $     834,255,075
                                                                             ===================  ===================

                                                                                  HARTFORD
                                                                               U.S. GOVERNMENT        HARTFORD
                                                                                 SECURITIES             VALUE
                                                                                  HLS FUND            HLS FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       1,525,204   $         164,681
   Net realized gain (loss) on security transactions.......................         (4,462,582)         22,885,412
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......         (6,432,763)         48,384,574
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         (9,370,141)         71,434,667
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          2,120,689           1,771,185
   Net transfers...........................................................        (25,218,714)         (8,574,651)
   Surrenders for benefit payments and fees................................        (53,222,449)        (49,574,162)
   Other transactions......................................................              3,359               2,458
   Death benefits..........................................................         (8,256,932)         (7,841,993)
   Net annuity transactions................................................            761,831             620,512
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (83,812,216)        (63,596,651)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................        (93,182,357)          7,838,016

NET ASSETS:
   Beginning of period.....................................................        317,962,428         263,264,891
                                                                             ------------------  ------------------
   End of period...........................................................  $     224,780,071   $     271,102,907
                                                                             ==================  ==================

                                                                                  BLACKROCK
                                                                                   GLOBAL              BLACKROCK
                                                                             OPPORTUNITIES V.I.        LARGE CAP
                                                                                    FUND           GROWTH V.I. FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (16,672)   $         (12,613)
   Net realized gain (loss) on security transactions.......................             100,089              150,635
   Net realized gain distributions.........................................                  --               86,606
   Change in unrealized appreciation (depreciation) during the period......             255,777               98,465
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             339,194              323,093
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 874               58,984
   Net transfers...........................................................            (270,562)             (19,554)
   Surrenders for benefit payments and fees................................            (212,042)            (301,887)
   Other transactions......................................................                   2                  (56)
   Death benefits..........................................................              (5,700)            (105,441)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (487,428)            (367,954)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (148,234)             (44,861)

NET ASSETS:
   Beginning of period.....................................................           1,535,141            1,226,042
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,386,907    $       1,181,181
                                                                             ===================  ===================


                                                                               JENNISON 20/20
                                                                                    FOCUS             JENNISON
                                                                                  PORTFOLIO           PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (2,473)  $          (2,492)
   Net realized gain (loss) on security transactions.......................              18,365              11,250
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......              14,832              33,693
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              30,724              42,451
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              10,104                  --
   Net transfers...........................................................               4,791                  --
   Surrenders for benefit payments and fees................................              (3,555)                 (4)
   Other transactions......................................................                  --                  (3)
   Death benefits..........................................................             (30,645)               (153)
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (19,305)               (160)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................              11,419              42,291

NET ASSETS:
   Beginning of period.....................................................             127,743             122,468
                                                                             -------------------  ------------------
   End of period...........................................................   $         139,162   $         164,759
                                                                             ===================  ==================


                                                                                 PRUDENTIAL          PRUDENTIAL
                                                                                    VALUE         SP INTERNATIONAL
                                                                                  PORTFOLIO       GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (1,725)  $           (1,328)
   Net realized gain (loss) on security transactions.......................              8,188                5,162
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......             21,164                7,333
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             27,627               11,167
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                   --
   Net transfers...........................................................                  5                3,462
   Surrenders for benefit payments and fees................................            (22,330)             (29,202)
   Other transactions......................................................                 --                   --
   Death benefits..........................................................                 --                   --
   Net annuity transactions................................................                 --                1,588
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (22,325)             (24,152)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................              5,302              (12,985)

NET ASSETS:
   Beginning of period.....................................................             92,135               74,636
                                                                             ------------------  -------------------
   End of period...........................................................  $          97,437   $           61,651
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                 WELLS FARGO         WELLS FARGO
                                                                                ADVANTAGE VT        ADVANTAGE VT
                                                                                 INDEX ASSET        TOTAL RETURN
                                                                               ALLOCATION FUND        BOND FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (15,009)  $         (42,357)
   Net realized gain (loss) on security transactions.......................            625,826                 892
   Net realized gain distributions.........................................                 --             250,248
   Change in unrealized appreciation (depreciation) during the period......            697,012            (547,040)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          1,307,829            (338,257)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,300                  --
   Net transfers...........................................................           (180,571)            115,646
   Surrenders for benefit payments and fees................................         (1,079,063)         (1,510,811)
   Other transactions......................................................                 11                  19
   Death benefits..........................................................           (384,382)           (350,940)
   Net annuity transactions................................................             (5,812)              3,065
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,646,517)         (1,743,021)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................           (338,688)         (2,081,278)

NET ASSETS:
   Beginning of period.....................................................          8,172,074           9,051,170
                                                                             ------------------  ------------------
   End of period...........................................................  $       7,833,386   $       6,969,892
                                                                             ==================  ==================

                                                                                 WELLS FARGO        WELLS FARGO
                                                                                ADVANTAGE VT       ADVANTAGE VT
                                                                                  INTRINSIC        INTERNATIONAL
                                                                                 VALUE FUND         EQUITY FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (45,193)  $          29,778
   Net realized gain (loss) on security transactions.......................            354,829             105,698
   Net realized gain distributions.........................................                 --             291,862
   Change in unrealized appreciation (depreciation) during the period......          1,155,227             505,708
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          1,464,863             933,046
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,200                 660
   Net transfers...........................................................           (220,672)           (139,207)
   Surrenders for benefit payments and fees................................           (999,711)           (886,552)
   Other transactions......................................................                117                 (14)
   Death benefits..........................................................           (130,364)           (137,693)
   Net annuity transactions................................................            (10,471)              7,750
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,359,901)         (1,155,056)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            104,962            (222,010)

NET ASSETS:
   Beginning of period.....................................................          5,802,357           5,835,366
                                                                             ------------------  ------------------
   End of period...........................................................  $       5,907,319   $       5,613,356
                                                                             ==================  ==================

                                                                                WELLS FARGO
                                                                               ADVANTAGE VT          WELLS FARGO
                                                                                 SMALL CAP          ADVANTAGE VT
                                                                                GROWTH FUND        DISCOVERY FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (40,618)   $         (11,758)
   Net realized gain (loss) on security transactions.......................            252,081              196,552
   Net realized gain distributions.........................................            112,103               15,182
   Change in unrealized appreciation (depreciation) during the period......            548,065               33,391
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            871,631              233,367
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                165                   --
   Net transfers...........................................................            248,744              173,644
   Surrenders for benefit payments and fees................................           (374,768)            (214,336)
   Other transactions......................................................                 (3)                  (3)
   Death benefits..........................................................           (122,724)            (166,693)
   Net annuity transactions................................................              4,325                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (244,261)            (207,388)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................            627,370               25,979

NET ASSETS:
   Beginning of period.....................................................          1,993,621              733,239
                                                                             ------------------  -------------------
   End of period...........................................................  $       2,620,991    $         759,218
                                                                             ==================  ===================

                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT          WELLS FARGO
                                                                                  SMALL CAP          ADVANTAGE VT
                                                                                 VALUE FUND        OPPORTUNITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (23,834)   $         (23,855)
   Net realized gain (loss) on security transactions.......................             181,145              168,179
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             151,878              278,329
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             309,189              422,653
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               3,240                   --
   Net transfers...........................................................             109,444              (17,289)
   Surrenders for benefit payments and fees................................            (465,122)            (447,386)
   Other transactions......................................................                   1                    1
   Death benefits..........................................................            (149,493)              (1,414)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (501,930)            (466,088)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (192,741)             (43,435)

NET ASSETS:
   Beginning of period.....................................................           2,520,560            1,647,871
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,327,819    $       1,604,436
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account One (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: Invesco V.I. Money Market Fund, Wells Fargo Advantage VT Omega Growth Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund), Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund (merged with Hartford Global Research HLS Fund), Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS
     Fund), Hartford Growth Opportunities HLS Fund (merged with Hartford Growth HLS Fund), Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential SP International Growth Portfolio, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Small Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, and HIMCO VIT Index Fund (merged with Hartford Index HLS
     Fund).

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED
     ---------------------------------------------  ----------------
     Hartford Global Growth
       HLS Fund...................................  $    35,369,687
     Hartford Growth
       Opportunities HLS Fund.....................      116,672,247
     HIMCO VIT Index Fund.........................      207,478,281

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions is accrued as of the ex-dividend date. Net realized gain distributions represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.



--------------------------------------------------------------------------------
                                    SA-34

--------------------------------------------------------------------------------


     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from these estimates. The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-Account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.50% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     c) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

     d) TRANSACTIONS WITH RELATED PARTIES -- The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.29% and 0.55%, respectively, of the Funds' average daily net assets.



--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
--------------------------------------------------------------------------------------------------  ---------------   --------------
Invesco V.I. Money Market Fund....................................................................     $122,886,896     $115,164,202
Wells Fargo Advantage VT Omega Growth Fund........................................................        2,154,732        2,071,944
Hartford Balanced HLS Fund........................................................................       50,440,117      318,326,865
Hartford Total Return Bond HLS Fund...............................................................       57,706,626      171,656,024
Hartford Capital Appreciation HLS Fund............................................................      369,834,462      498,220,812
Hartford Dividend and Growth HLS Fund.............................................................      237,935,548      359,856,614
Hartford Global Research HLS Fund*................................................................        4,515,122       39,439,209
Hartford Healthcare HLS Fund......................................................................        7,628,178       16,396,656
Hartford Global Growth HLS Fund*..................................................................       46,126,067       46,207,893
Hartford Disciplined Equity HLS Fund..............................................................       20,338,908       64,736,223
Hartford Growth HLS Fund*.........................................................................       41,506,567      141,288,299
Hartford Growth Opportunities HLS Fund*...........................................................      181,018,633       68,542,110
Hartford High Yield HLS Fund......................................................................       35,621,606       66,213,607
Hartford Index HLS Fund*..........................................................................       20,094,115      246,089,759
Hartford International Opportunities HLS Fund.....................................................       30,789,846      105,694,168
Hartford Small/Mid Cap Equity HLS Fund............................................................       19,197,299       21,054,149
Hartford MidCap HLS Fund..........................................................................       34,774,156       50,180,623
Hartford MidCap Value HLS Fund....................................................................       50,417,060       67,061,661
Hartford Ultrashort Bond HLS Fund.................................................................       19,175,978       61,504,468
Hartford Small Company HLS Fund...................................................................       44,257,139       47,042,378
Hartford SmallCap Growth HLS Fund.................................................................       39,151,198       49,751,101
Hartford Stock HLS Fund...........................................................................       27,010,359      172,408,379
Hartford U.S. Government Securities HLS Fund......................................................       29,922,457       69,216,520
Hartford Value HLS Fund...........................................................................       14,139,709       65,853,063
BlackRock Global Opportunities V.I. Fund..........................................................          369,263          613,217
BlackRock Large Cap Growth V.I. Fund..............................................................          258,295          277,068
Jennison 20/20 Focus Portfolio....................................................................            8,926           33,261
Jennison Portfolio................................................................................               --           23,555
Prudential Value Portfolio........................................................................              314           21,228
Prudential SP International Growth Portfolio......................................................               10           24,964
Wells Fargo Advantage VT Index Asset Allocation Fund..............................................          914,665        1,838,200
Wells Fargo Advantage VT Total Return Bond Fund...................................................          756,295        2,014,540
Wells Fargo Advantage VT Intrinsic Value Fund.....................................................          369,193        1,294,288
Wells Fargo Advantage VT International Equity Fund................................................          821,419        1,840,118
Wells Fargo Advantage VT Small Cap Growth Fund....................................................          429,947          862,507
Wells Fargo Advantage VT Discovery Fund...........................................................          115,547          249,688
Wells Fargo Advantage VT Small Cap Value Fund.....................................................          356,955          970,901
Wells Fargo Advantage VT Opportunity Fund.........................................................          165,557          407,985
HIMCO VIT Index Fund*.............................................................................      209,688,572       11,369,535


    *  See Note 1 for additional information related to this Sub-Account.


--------------------------------------------------------------------------------
                                    SA-36

--------------------------------------------------------------------------------


5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                            UNITS           UNITS      NET INCREASE
SUB-ACCOUNT                                                                                ISSUED         REDEEMED      (DECREASE)
--------------------------------------------------------------------------------------   -----------   -------------   -------------
Invesco V.I. Money Market Fund........................................................    12,524,683      11,684,657        840,026
Wells Fargo Advantage VT Omega Growth Fund............................................        72,892         286,861       (213,969)
Hartford Balanced HLS Fund............................................................    20,502,227      96,664,017    (76,161,790)
Hartford Total Return Bond HLS Fund...................................................    18,244,228      69,771,474    (51,527,246)
Hartford Capital Appreciation HLS Fund................................................    14,843,371      88,107,632    (73,264,261)
Hartford Dividend and Growth HLS Fund.................................................    15,924,504     102,078,863    (86,154,359)
Hartford Global Research HLS Fund*....................................................       211,504       2,855,123     (2,643,619)
Hartford Healthcare HLS Fund..........................................................       442,431       3,596,981     (3,154,550)
Hartford Global Growth HLS Fund*......................................................    25,783,731      24,090,676      1,693,055
Hartford Disciplined Equity HLS Fund..................................................     7,622,101      33,597,189    (25,975,088)
Hartford Growth HLS Fund*.............................................................     3,053,110      73,357,218    (70,304,108)
Hartford Growth Opportunities HLS Fund*...............................................    53,698,480      25,224,647     28,473,833
Hartford High Yield HLS Fund..........................................................     9,247,174      28,747,765    (19,500,591)
Hartford Index HLS Fund*..............................................................     4,011,834      72,836,280    (68,824,446)
Hartford International Opportunities HLS Fund.........................................    13,718,916      50,734,721    (37,015,805)
Hartford Small/Mid Cap Equity HLS Fund................................................       634,975       1,324,251       (689,276)
Hartford MidCap HLS Fund..............................................................       328,237       7,452,932     (7,124,695)
Hartford MidCap Value HLS Fund........................................................     6,894,868      23,455,585    (16,560,717)
Hartford Ultrashort Bond HLS Fund.....................................................    16,610,738      46,539,738    (29,929,000)
Hartford Small Company HLS Fund.......................................................     4,495,192      16,684,482    (12,189,290)
Hartford SmallCap Growth HLS Fund.....................................................     5,780,045      19,014,816    (13,234,771)
Hartford Stock HLS Fund...............................................................     8,478,210      53,667,809    (45,189,599)
Hartford U.S. Government Securities HLS Fund..........................................    20,228,126      55,283,132    (35,055,006)
Hartford Value HLS Fund...............................................................     6,972,207      33,453,136    (26,480,929)
BlackRock Global Opportunities V.I. Fund..............................................       168,373         373,089       (204,716)
BlackRock Large Cap Growth V.I. Fund..................................................        65,374         167,369       (101,995)
Jennison 20/20 Focus Portfolio........................................................         4,270          14,799        (10,529)
Jennison Portfolio....................................................................            --          14,528        (14,528)
Prudential Value Portfolio............................................................           182          12,226        (12,044)
Prudential SP International Growth Portfolio..........................................             9          21,508        (21,499)
Wells Fargo Advantage VT Index Asset Allocation Fund..................................       422,340         936,142       (513,802)
Wells Fargo Advantage VT Total Return Bond Fund.......................................       401,996       1,203,305       (801,309)
Wells Fargo Advantage VT Intrinsic Value Fund.........................................       202,742         725,661       (522,919)
Wells Fargo Advantage VT International Equity Fund....................................       218,673         753,925       (535,252)
Wells Fargo Advantage VT Small Cap Growth Fund........................................        37,438         258,901       (221,463)
Wells Fargo Advantage VT Discovery Fund...............................................         1,736          10,269         (8,533)
Wells Fargo Advantage VT Small Cap Value Fund.........................................        23,225          62,210        (38,985)
Wells Fargo Advantage VT Opportunity Fund.............................................         9,475          21,923        (12,448)
HIMCO VIT Index Fund*.................................................................    58,797,848       3,354,426     55,443,422


    * See Note 1 for additional information related to this Sub-Account.


--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                           UNITS          UNITS        NET INCREASE
SUB-ACCOUNT                                                                               ISSUED        REDEEMED        (DECREASE)
------------------------------------------------------------------------------------  -------------   -------------   --------------
Invesco V.I. Money Market Fund......................................................      7,467,575       4,073,354       3,394,221
Wells Fargo Advantage VT Omega Growth Fund..........................................        193,690         631,530        (437,840)
Hartford Balanced HLS Fund..........................................................     28,319,181     124,807,182     (96,488,001)
Hartford Total Return Bond HLS Fund.................................................     25,502,791     121,727,140     (96,224,349)
Hartford Capital Appreciation HLS Fund..............................................     24,862,687     126,261,795    (101,399,108)
Hartford Dividend and Growth HLS Fund...............................................     24,974,357     138,297,989    (113,323,632)
Hartford Global Research HLS Fund...................................................        368,653         932,220        (563,567)
Hartford Healthcare HLS Fund........................................................        622,867       5,148,584      (4,525,717)
Hartford Global Growth HLS Fund.....................................................      6,348,800      31,986,006     (25,637,206)
Hartford Disciplined Equity HLS Fund................................................      9,292,078      49,914,438     (40,622,360)
Hartford Growth HLS Fund............................................................      8,093,795      26,441,614     (18,347,819)
Hartford Growth Opportunities HLS Fund..............................................     10,364,782      23,788,174     (13,423,392)
Hartford High Yield HLS Fund........................................................     17,504,871      41,673,553     (24,168,682)
Hartford Index HLS Fund.............................................................      6,408,150      20,655,320     (14,247,170)
Hartford International Opportunities HLS Fund.......................................     19,797,491      77,030,008     (57,232,517)
Hartford Small/Mid Cap Equity HLS Fund..............................................      1,173,993       1,714,340        (540,347)
Hartford MidCap HLS Fund............................................................        615,307      11,930,341     (11,315,034)
Hartford MidCap Value HLS Fund......................................................     10,951,035      30,871,953     (19,920,918)
Hartford Ultrashort Bond HLS Fund...................................................    115,541,908     175,663,515     (60,121,607)
Hartford Small Company HLS Fund.....................................................      8,041,683      22,892,365     (14,850,682)
Hartford SmallCap Growth HLS Fund...................................................      9,408,869      25,705,729     (16,296,860)
Hartford Stock HLS Fund.............................................................     12,893,242      74,172,716     (61,279,474)
Hartford U.S. Government Securities HLS Fund........................................     21,451,313      88,920,445     (67,469,132)
Hartford Value HLS Fund.............................................................      9,863,594      47,857,595     (37,994,001)
BlackRock Global Opportunities V.I. Fund............................................         79,061         441,248        (362,187)
BlackRock Large Cap Growth V.I. Fund................................................         63,852         388,029        (324,177)
Jennison 20/20 Focus Portfolio......................................................         10,064          36,163         (26,099)
Jennison Portfolio..................................................................          1,451          34,105         (32,654)
Prudential Value Portfolio..........................................................            105          14,057         (13,952)
Prudential SP International Growth Portfolio........................................          5,132          26,805         (21,673)
Wells Fargo Advantage VT Index Asset Allocation Fund................................        625,763       1,683,521      (1,057,758)
Wells Fargo Advantage VT Total Return Bond Fund.....................................        407,203       1,534,295      (1,127,092)
Wells Fargo Advantage VT Intrinsic Value Fund.......................................        433,508       1,362,941        (929,433)
Wells Fargo Advantage VT International Equity Fund..................................        240,477         824,534        (584,057)
Wells Fargo Advantage VT Small Cap Growth Fund......................................        192,504         312,680        (120,176)
Wells Fargo Advantage VT Discovery Fund.............................................         13,959          24,729         (10,770)
Wells Fargo Advantage VT Small Cap Value Fund.......................................         32,482          68,202         (35,720)
Wells Fargo Advantage VT Opportunity Fund...........................................          4,094          35,509         (31,415)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range


--------------------------------------------------------------------------------
                                    SA-38

--------------------------------------------------------------------------------


     presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                       INVESTMENT
                                         UNIT                                       EXPENSE              INCOME
                                      FAIR VALUE                                RATIO LOWEST TO      RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #        NET ASSETS            HIGHEST*             HIGHEST**
------------  ------------  -----------------------------  ---------------  --------------------  --------------------
INVESCO V.I. MONEY MARKET FUND
    2014         4,234,247  $  9.606048  to   $  9.876949  $    41,353,328  0.80%    to   2.55%    0.01%   to   0.01%
    2013         3,394,221     9.852873  to      9.954980       33,630,633  0.80%    to   2.55%    0.01%   to   0.01%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014           979,092    19.920292  to     26.249141        6,456,747  1.15%    to   2.55%      --    to     --
    2013         1,193,061    19.400901  to     26.001572        7,468,211  1.15%    to   2.45%      --    to   0.14%
    2012         1,630,901    14.029736  to     19.080965        7,159,180  1.15%    to   2.35%      --    to     --
    2011         1,945,912    11.788274  to     16.176593        7,448,683  1.15%    to   2.35%      --    to     --
    2010         2,169,647     1.140106  to     17.498719        9,435,085  1.25%    to   2.35%    0.84%   to   0.84%

HARTFORD BALANCED HLS FUND
    2014       370,144,437     1.855045  to     19.712918    1,357,094,654  0.40%    to   2.55%    1.83%   to   2.12%
    2013       446,306,227     1.696400  to     18.418724    1,516,791,668  0.40%    to   2.55%    1.59%   to   1.77%
    2012       542,794,228     1.405407  to     15.590722    1,539,860,855  0.40%    to   2.55%    2.22%   to   2.60%
    2011       665,510,176     1.259611  to     14.276884    1,690,727,777  0.40%    to   2.55%    0.53%   to   1.71%
    2010       815,263,454     1.241620  to     14.303752    2,031,008,352  0.40%    to   2.55%    1.38%   to   1.48%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014       241,034,930     1.909886  to     13.076162      622,463,306  0.40%    to   2.55%    3.27%   to   3.31%
    2013       292,562,176     1.810923  to     12.668017      718,141,419  0.40%    to   2.55%    3.46%   to   3.98%
    2012       388,786,525     1.843325  to     13.174951      973,364,764  0.40%    to   2.55%    2.57%   to   4.02%
    2011       457,697,610     1.721013  to     12.567872    1,069,183,844  0.40%    to   2.55%    0.22%   to   0.22%
    2010       557,848,484     1.615001  to     12.049925    1,211,964,268  0.40%    to   2.55%    4.26%   to   6.42%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014       337,356,760     3.585829  to     23.426717    2,127,277,144  0.80%    to   2.55%    0.75%   to   0.84%
    2013       410,621,021     3.368498  to     22.451963    2,431,183,307  0.80%    to   2.55%    0.82%   to   0.87%
    2012       512,020,129     2.441453  to     16.602826    2,190,819,802  0.80%    to   2.55%    0.94%   to   1.38%
    2011       652,417,123     1.501135  to     14.540101    2,330,915,963  0.40%    to   2.55%    0.28%   to   0.80%
    2010       816,632,079     1.701179  to     16.836458    3,265,771,044  0.40%    to   2.55%    0.78%   to   1.33%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014       376,192,973     2.775051  to     21.153929    1,445,286,253  0.80%    to   2.55%    1.70%   to   1.79%
    2013       462,347,332     2.476393  to     19.257583    1,590,714,189  0.80%    to   2.55%    1.86%   to   2.30%
    2012       575,670,964     1.892224  to     15.013240    1,517,879,193  0.80%    to   2.55%    2.02%   to   2.08%
    2011       727,801,665     1.496583  to     13.696281    1,688,889,798  0.40%    to   2.55%    1.29%   to   2.11%
    2010       871,428,379     1.483045  to     13.796476    2,007,348,404  0.40%    to   2.55%    1.87%   to   2.16%

HARTFORD HEALTHCARE HLS FUND
    2014        15,009,043     5.476878  to     30.873490       75,983,002  0.80%    to   2.55%    0.04%   to   0.25%
    2013        18,163,593     4.333651  to     24.937357       72,947,205  0.80%    to   2.55%    0.37%   to   0.50%
    2012        22,689,310     2.876933  to     16.885262       60,500,984  0.80%    to   2.55%    0.13%   to   0.38%
    2011        28,975,517     2.404168  to     14.395458       64,983,686  0.80%    to   2.55%      --    to   0.05%
    2010        36,336,856     2.232856  to     13.639893       75,671,215  0.80%    to   2.55%    0.16%   to   0.16%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        96,171,901     1.930927  to     21.670355      188,040,587  0.80%    to   2.55%    0.48%   to   0.51%
    2013        94,478,846     1.822696  to     20.816848      177,587,816  0.80%    to   2.55%    0.73%   to   0.74%
    2012       120,116,052     1.348049  to     15.667530      166,913,960  0.80%    to   2.55%    0.22%   to   0.53%
    2011       153,816,605     1.101138  to     13.023572      174,866,682  0.80%    to   2.55%      --    to   0.03%
    2010       191,749,061     1.288989  to     15.434121      255,571,501  0.80%    to   2.55%    0.06%   to   0.26%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       107,702,078     2.056488  to     24.063400      227,938,443  0.80%    to   2.55%    0.68%   to   2.24%
    2013       133,677,166     1.784287  to     21.246786      242,350,442  0.80%    to   2.55%    0.95%   to   1.01%
    2012       174,299,526     1.324286  to     16.047298      232,837,326  0.80%    to   2.55%    1.27%   to   1.45%
    2011       225,692,959     1.094676  to     13.995519      259,096,596  0.40%    to   2.55%    0.20%   to   1.20%
    2010       286,596,478     1.086530  to     14.193538      325,252,240  0.40%    to   2.55%    1.36%   to   7.84%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
INVESCO V.I. MONEY MARKET FUND
    2014       (2.51)%    to    (0.78)%
    2013       (1.47)%    to    (0.45)%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014        1.47%     to     2.68%
    2013       36.83%     to    38.28%
    2012       17.95%     to    19.01%
    2011       (7.56)%    to    (6.62)%
    2010       17.01%     to    18.31%

HARTFORD BALANCED HLS FUND
    2014        7.03%     to     9.35%
    2013       18.14%     to    20.71%
    2012        9.20%     to    11.57%
    2011       (0.95)%    to     1.45%
    2010        9.04%     to    11.69%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        3.22%     to     5.46%
    2013       (3.85)%    to    (1.76)%
    2012        4.83%     to     7.11%
    2011        4.04%     to     6.56%
    2010        4.81%     to     7.08%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        4.34%     to     6.45%
    2013       35.23%     to    37.97%
    2012       15.07%     to    17.40%
    2011      (13.85)%    to   (11.76)%
    2010       13.57%     to    16.04%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        9.85%     to    12.06%
    2013       28.27%     to    30.87%
    2012       10.46%     to    12.69%
    2011       (1.48)%    to     0.91%
    2010       10.09%     to    12.76%

HARTFORD HEALTHCARE HLS FUND
    2014       23.80%     to    26.38%
    2013       47.69%     to    50.63%
    2012       17.30%     to    19.66%
    2011        5.54%     to     7.67%
    2010        4.15%     to     6.25%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        4.10%     to     5.94%
    2013       32.87%     to    35.21%
    2012       20.30%     to    22.42%
    2011      (16.27)%    to   (14.57)%
    2010       11.10%     to    13.34%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       13.26%     to    15.26%
    2013       32.40%     to    34.74%
    2012       14.66%     to    16.68%
    2011       (1.64)%    to     0.75%
    2010       11.18%     to    13.59%


--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                         UNIT                                        EXPENSE              INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO      RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #         NET ASSETS            HIGHEST*             HIGHEST**
------------  ------------  ------------------------------  ---------------  --------------------  --------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014        90,544,484  $  3.109462  to   $ 24.690357   $   252,165,204  0.40%    to   2.55%    0.13%   to   0.17%
    2013        62,070,651     2.735071  to     22.189472       155,681,975  0.40%    to   2.55%    0.01%   to   0.01%
    2012        75,494,043     2.022954  to     16.768515       139,064,857  0.40%    to   2.55%      --    to     --
    2011        93,080,274     1.540240  to     13.559432       137,044,872  0.80%    to   2.55%      --    to     --
    2010       117,275,495     1.703791  to     15.185606       190,433,773  0.80%    to   2.55%    0.01%   to   0.01%

HARTFORD HIGH YIELD HLS FUND
    2014        79,272,949     2.303596  to     20.347426       178,839,882  0.80%    to   2.55%    7.37%   to   8.40%
    2013        98,773,540     2.263745  to     20.348314       218,336,536  0.80%    to   2.55%    6.30%   to   7.84%
    2012       122,942,222     2.144052  to     19.612630       255,551,730  0.80%    to   2.55%    8.47%   to   8.55%
    2011       147,368,045     1.890687  to     17.600139       270,761,365  0.80%    to   2.55%    8.43%   to   9.30%
    2010       179,696,215     1.820406  to     17.155398       315,968,729  0.80%    to   2.55%    0.67%   to   0.74%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       195,200,087     1.792737  to     16.941682       404,949,159  0.80%    to   2.55%    2.16%   to   2.30%
    2013       232,215,892     1.879979  to     18.079868       506,821,743  0.80%    to   2.55%    2.14%   to   2.49%
    2012       289,448,409     1.559067  to     15.258314       522,452,177  0.80%    to   2.55%    1.59%   to   1.89%
    2011       373,539,860     1.307524  to     13.022272       562,378,168  0.80%    to   2.55%    0.03%   to   0.04%
    2010       455,666,897     1.532096  to     15.448155       807,656,024  0.80%    to   2.55%    1.17%   to   1.40%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014         2,951,282    16.971289  to     26.873052        47,965,421  0.80%    to   2.55%    0.21%   to   1.52%
    2013         3,640,558    16.258339  to     26.320933        57,071,140  0.80%    to   2.50%    1.29%   to   1.47%
    2012         4,180,905    11.918226  to     19.686458        48,498,557  0.80%    to   2.50%    0.31%   to   0.59%
    2011         5,497,196    10.368228  to     17.566045        55,971,267  0.80%    to   2.55%      --    to     --
    2010         7,192,327    10.571584  to     18.227253        75,290,333  0.80%    to   2.55%    0.75%   to   2.20%

HARTFORD MIDCAP HLS FUND
    2014        42,432,429     5.134350  to     24.589850       279,581,700  0.80%    to   2.55%      --    to   0.10%
    2013        49,557,124     4.647111  to     22.706284       297,965,842  0.80%    to   2.55%    0.02%   to   0.11%
    2012        60,872,158     3.350368  to     16.702019       264,557,017  0.80%    to   2.55%    0.58%   to   0.76%
    2011        73,689,521     2.827567  to     14.380685       272,950,569  0.80%    to   2.55%    0.19%   to   0.68%
    2010        89,489,400     3.095326  to     16.063497       364,143,342  0.80%    to   2.55%    0.06%   to   0.24%

HARTFORD MIDCAP VALUE HLS FUND
    2014        84,830,678     3.252366  to     28.279521       236,868,190  0.40%    to   2.55%    0.51%   to   0.68%
    2013       101,391,395     3.017475  to     26.807485       266,783,674  0.40%    to   2.55%    1.25%   to   1.26%
    2012       121,312,313     2.248978  to     20.413988       238,763,669  0.40%    to   2.55%      --    to   0.89%
    2011       152,517,725     1.731643  to     16.759168       244,404,726  0.80%    to   2.55%    0.01%   to   0.01%
    2010       190,782,756     1.908941  to     18.703612       338,418,389  0.80%    to   2.55%    0.34%   to   0.59%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       107,154,426     1.152385  to      8.578740       142,985,582  0.40%    to   2.55%      --    to     --
    2013       137,083,426     1.155910  to      8.791539       185,222,153  0.40%    to   2.55%      --    to     --
    2012       197,205,033     1.160594  to      9.018619       270,979,335  0.40%    to   2.55%      --    to     --
    2011       253,806,826     1.165294  to      9.251565       348,699,155  0.40%    to   2.55%      --    to     --
    2010       278,378,381     1.169987  to      9.496584       388,344,452  0.40%    to   2.55%      --    to     --

HARTFORD SMALL COMPANY HLS FUND
    2014        58,676,214     2.843139  to     24.872900       183,859,845  0.80%    to   2.55%      --    to     --
    2013        70,865,504     2.676695  to     23.830247       208,255,216  0.80%    to   2.55%    0.09%   to   0.14%
    2012        85,716,186     1.868812  to     16.931244       175,238,367  0.80%    to   2.55%      --    to     --
    2011       107,444,014     1.629049  to     15.019432       190,769,905  0.80%    to   2.55%      --    to     --
    2010       132,583,667     1.699259  to     15.867552       243,386,724  0.80%    to   2.55%      --    to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014       11.27%     to    13.69%
    2013       32.33%     to    35.20%
    2012       23.67%     to    26.35%
    2011      (11.39)%    to    (9.60)%
    2010       14.33%     to    16.63%

HARTFORD HIGH YIELD HLS FUND
    2014          --      to     1.76%
    2013        3.75%     to     5.58%
    2012       10.26%     to    13.40%
    2011        1.81%     to     3.86%
    2010       12.95%     to    15.22%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       (6.30)%    to    (4.64)%
    2013       18.49%     to    20.58%
    2012       17.17%     to    19.24%
    2011      (16.35)%    to   (14.66)%
    2010       11.33%     to    13.58%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014        2.36%     to     4.39%
    2013       33.70%     to    36.42%
    2012       12.73%     to    14.95%
    2011       (3.63)%    to    (1.92)%
    2010       22.67%     to    24.83%

HARTFORD MIDCAP HLS FUND
    2014        8.30%     to    10.48%
    2013       35.95%     to    38.70%
    2012       16.14%     to    18.49%
    2011      (10.48)%    to    (8.65)%
    2010       20.05%     to    22.46%

HARTFORD MIDCAP VALUE HLS FUND
    2014        5.49%     to     7.78%
    2013       31.32%     to    34.17%
    2012       21.81%     to    24.45%
    2011      (11.09)%    to    (9.29)%
    2010       21.23%     to    23.68%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       (2.42)%    to    (0.30)%
    2013       (2.52)%    to    (0.40)%
    2012       (2.52)%    to    (0.40)%
    2011       (2.52)%    to    (0.40)%
    2010       (2.47)%    to    (0.40)%

HARTFORD SMALL COMPANY HLS FUND
    2014        4.38%     to     6.22%
    2013       40.75%     to    43.23%
    2012       12.73%     to    14.72%
    2011       (6.05)%    to    (4.13)%
    2010       20.72%     to    23.14%


--------------------------------------------------------------------------------
                                    SA-40

--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                         UNIT                                        EXPENSE              INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO      RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #         NET ASSETS            HIGHEST*             HIGHEST**
------------  ------------  ------------------------------  ---------------  --------------------  --------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    2014        48,505,922  $  2.980426  to   $ 30.830062   $   130,433,102  0.40%    to   2.55%    0.07%   to   0.07%
    2013        61,740,693     2.827391  to     29.882823       159,354,863  0.40%    to   2.55%    0.39%   to   0.41%
    2012        78,037,553     1.959485  to     21.159468       139,451,753  0.40%    to   2.55%      --    to     --
    2011       103,870,127     1.612183  to     18.489306       160,234,058  0.80%    to   2.55%      --    to     --
    2010       129,903,795     1.602359  to     18.602861       199,755,911  0.80%    to   2.55%      --    to     --

HARTFORD STOCK HLS FUND
    2014       191,946,448     1.681543  to     23.985897       756,828,435  0.80%    to   2.55%    1.71%   to   9.36%
    2013       237,136,047     1.522857  to     22.105924       834,255,075  0.80%    to   2.55%    1.82%   to   2.39%
    2012       298,415,521     1.160781  to     17.147153       789,368,690  0.80%    to   2.55%    1.82%   to   1.95%
    2011       385,624,897     1.022957  to     15.377877       867,187,184  0.80%    to   2.55%    0.23%   to   1.30%
    2010       485,725,549     1.042582  to     15.949830     1,089,237,792  0.80%    to   2.55%    1.11%   to   7.63%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014       155,828,809     1.316273  to     10.147667       186,768,050  0.80%    to   2.55%    2.55%   to   2.86%
    2013       190,883,815     1.290524  to     10.124767       224,780,071  0.80%    to   2.55%    1.92%   to   2.29%
    2012       258,352,947     1.323141  to     10.563991       317,962,428  0.80%    to   2.55%    1.99%   to   2.78%
    2011       298,988,313     1.286224  to     10.450561       356,895,093  0.80%    to   2.55%    1.35%   to   2.59%
    2010       369,258,369     1.236288  to     10.168674       424,936,372  0.80%    to   2.55%    4.40%   to   4.99%

HARTFORD VALUE HLS FUND
    2014       117,348,062     2.266609  to     21.257953       242,530,031  0.80%    to   2.55%    1.38%   to   1.74%
    2013       143,828,991     2.051624  to     19.581385       271,102,907  0.80%    to   2.55%    1.62%   to   1.84%
    2012       181,822,992     1.567439  to     15.224093       263,264,891  0.80%    to   2.55%    2.09%   to   5.43%
    2011       230,949,355     1.350602  to     13.349502       289,724,526  0.80%    to   2.55%    0.23%   to   1.56%
    2010       301,550,580     1.388620  to     13.894587       390,894,357  0.80%    to   2.55%    1.19%   to   1.41%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014           676,966     1.475365  to     17.340787         1,025,042  1.25%    to   2.20%    1.06%   to   1.17%
    2013           881,682     1.558655  to     18.494662         1,386,907  1.25%    to   2.20%    0.32%   to   0.63%
    2012         1,243,869     1.216142  to     14.568218         1,535,141  1.25%    to   2.20%    0.95%   to   1.16%
    2011         1,237,908     1.074414  to     12.933033         1,394,722  1.25%    to   2.35%    1.01%   to   1.11%
    2010         1,520,022     1.241823  to     15.113785         1,958,360  1.25%    to   2.35%    0.80%   to   2.86%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014           663,972     1.557693  to     23.688282         1,152,888  1.25%    to   2.55%    0.46%   to   0.54%
    2013           765,967     1.381592  to     21.285115         1,181,181  1.25%    to   2.55%    0.70%   to   0.72%
    2012         1,090,144     1.044631  to     16.438427         1,226,042  1.25%    to   2.35%    1.19%   to   1.40%
    2011         1,491,129     0.918020  to     14.673667         1,427,813  1.25%    to   2.20%    0.84%   to   0.87%
    2010         1,882,417     0.907311  to     14.641059         1,810,049  1.25%    to   2.20%    1.08%   to   1.11%

JENNISON 20/20 FOCUS PORTFOLIO
    2014            36,156     1.879107  to      2.062199           123,358  1.45%    to   2.30%      --    to     --
    2013            46,685     1.802036  to      1.960876           139,162  1.45%    to   2.30%      --    to     --
    2012            72,784     1.425493  to      1.509401           127,743  1.60%    to   2.30%      --    to     --
    2011            77,035     1.318656  to      1.386548           123,385  1.60%    to   2.30%      --    to     --
    2010            94,874     1.413023  to      1.475411           157,389  1.60%    to   2.30%      --    to     --

JENNISON PORTFOLIO
    2014            98,069     1.127362  to      1.436004           155,008  1.45%    to   2.30%      --    to     --
    2013           112,597     1.043813  to      1.340935           164,759  1.45%    to   2.30%      --    to     --
    2012           145,251     0.772397  to      1.000713           122,468  1.45%    to   2.30%      --    to     --
    2011           214,730     0.677174  to      0.884826           154,985  1.45%    to   2.30%      --    to     --
    2010           237,862     0.687659  to      0.906208           195,319  1.45%    to   2.30%    0.02%   to   0.02%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    2014        3.17%     to     5.41%
    2013       41.23%     to    44.29%
    2012       14.44%     to    16.93%
    2011       (1.38)%    to     0.61%
    2010       32.78%     to    35.47%

HARTFORD STOCK HLS FUND
    2014        8.50%     to    10.42%
    2013       28.92%     to    31.19%
    2012       11.51%     to    13.47%
    2011       (3.83)%    to    (1.88)%
    2010       11.91%     to    13.89%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        0.23%     to     2.00%
    2013       (4.16)%    to    (2.47)%
    2012        1.09%     to     2.87%
    2011        1.98%     to     4.04%
    2010        0.93%     to     2.97%

HARTFORD VALUE HLS FUND
    2014        8.56%     to    10.48%
    2013       28.62%     to    30.89%
    2012       14.04%     to    16.05%
    2011       (4.67)%    to    (2.74)%
    2010       11.51%     to    13.76%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014       (6.24)%    to    (5.34)%
    2013       26.95%     to    28.16%
    2012       12.12%     to    13.19%
    2011      (14.43)%    to   (13.48)%
    2010        8.65%     to     9.85%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014       11.29%     to    12.75%
    2013       30.55%     to    32.26%
    2012       12.55%     to    13.79%
    2011        0.22%     to     1.18%
    2010       12.98%     to    14.05%

JENNISON 20/20 FOCUS PORTFOLIO
    2014        4.28%     to     5.17%
    2013       26.41%     to    27.49%
    2012        8.10%     to     8.86%
    2011       (6.68)%    to    (6.02)%
    2010        4.92%     to     5.66%

JENNISON PORTFOLIO
    2014        7.09%     to     8.00%
    2013       34.00%     to    35.14%
    2012       13.10%     to    14.06%
    2011       (2.36)%    to    (1.52)%
    2010        8.91%     to     9.85%


--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT ONE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                         UNIT                                       EXPENSE              INCOME
                                      FAIR VALUE                                RATIO LOWEST TO      RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #        NET ASSETS            HIGHEST*             HIGHEST**
------------  ------------  -----------------------------  ---------------  --------------------  --------------------
PRUDENTIAL VALUE PORTFOLIO
    2014            46,432  $  1.751081  to   $  1.836843  $        84,058  1.45%    to   1.80%      --    to     --
    2013            58,476     1.625821  to      1.699491           97,437  1.45%    to   1.80%      --    to     --
    2012            72,428     1.249028  to      1.301074           92,135  1.45%    to   1.80%    0.55%   to   0.56%
    2011           117,890     1.114204  to      1.156582          134,644  1.45%    to   1.80%    0.52%   to   0.55%
    2010           138,530     1.193215  to      1.246891          170,822  1.45%    to   1.95%    0.33%   to   0.40%

PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    2014            31,838     1.021684  to      1.119391           33,769  1.45%    to   2.15%      --    to     --
    2013            53,337     1.111944  to      1.209775           61,651  1.45%    to   2.15%      --    to     --
    2012            75,010     0.958633  to      1.035710           74,636  1.45%    to   2.15%      --    to     --
    2011            90,923     0.790577  to      0.862317           74,967  1.45%    to   2.30%    0.45%   to   0.45%
    2010           142,846     0.955296  to      1.033167          141,602  1.45%    to   2.30%    1.18%   to   1.18%

WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014         4,257,670     2.061600  to     19.891548        8,078,841  1.15%    to   2.55%    0.91%   to   1.53%
    2013         4,771,472     1.766455  to     17.283833        7,833,386  1.15%    to   2.55%    1.64%   to   1.65%
    2012         5,829,230     1.493657  to     14.820468        8,172,074  1.15%    to   2.55%    1.44%   to   1.46%
    2011         8,132,430     1.336704  to     13.449999       10,255,917  1.15%    to   2.55%    3.14%   to   3.15%
    2010         9,554,610     1.269817  to     12.957098       11,521,905  1.15%    to   2.55%    1.79%   to   1.80%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014         3,824,264     1.686827  to     12.696782        5,990,255  1.15%    to   2.45%    1.04%   to   1.36%
    2013         4,625,573     1.615983  to     12.354089        6,969,892  1.15%    to   2.40%    1.24%   to   1.24%
    2012         5,752,665     1.675435  to     12.969731        9,051,170  1.15%    to   2.40%    0.34%   to   1.45%
    2011         6,535,875     1.443061  to      1.597306        9,838,981  1.15%    to   2.20%    2.68%   to   2.76%
    2010         7,893,650     1.361814  to      1.491631       11,182,472  1.15%    to   2.20%    3.34%   to   3.39%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014         3,162,406     1.635136  to      1.888430        5,485,233  1.15%    to   2.30%    0.76%   to   0.85%
    2013         3,685,325     1.516779  to      1.731711        5,907,319  1.15%    to   2.30%    1.02%   to   1.04%
    2012         4,614,758     1.191094  to      1.344346        5,802,357  1.15%    to   2.30%    1.35%   to   1.36%
    2011         5,732,007     1.020168  to      1.138271        6,154,961  1.15%    to   2.30%    0.52%   to   0.53%
    2010         6,776,160     1.066890  to      1.176790        7,576,593  1.15%    to   2.30%    0.84%   to   0.86%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014         1,802,912    13.032632  to     14.110772        4,088,572  1.15%    to   2.55%      --    to   2.90%
    2013         2,338,164    13.929161  to     15.402728        5,613,356  1.15%    to   2.40%    2.20%   to   2.38%
    2012         2,922,221    11.788898  to     13.181039        5,835,366  1.15%    to   2.35%    1.37%   to   1.63%
    2011         3,409,293    10.508483  to     11.833521        6,148,965  1.15%    to   2.45%    0.30%   to   0.65%
    2010         4,305,316    12.205915  to     13.934674        8,816,160  1.15%    to   2.35%      --    to     --

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014           561,424     2.536339  to     27.324790        1,923,054  1.15%    to   2.45%      --    to     --
    2013           782,887     2.614760  to     18.439700        2,620,991  1.15%    to   2.40%      --    to     --
    2012           903,063     1.573930  to      1.760603        1,993,621  1.15%    to   2.20%      --    to     --
    2011         1,169,373     1.651001  to     11.876449        2,376,964  1.15%    to   2.45%      --    to     --
    2010         1,535,711     1.750561  to     12.738068        3,255,785  1.15%    to   2.20%      --    to     --

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014            22,629    23.265550  to     25.728106          543,595  1.15%    to   2.20%      --    to     --
    2013            31,162    23.699019  to     25.933633          759,218  1.15%    to   2.20%      --    to   0.01%
    2012            41,932    16.910459  to     18.242749          733,239  1.15%    to   2.15%      --    to     --
    2011            50,732    14.675055  to     15.570971          766,783  1.25%    to   2.15%      --    to     --
    2010            61,118    14.889172  to     15.700399          935,513  1.25%    to   2.20%      --    to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
PRUDENTIAL VALUE PORTFOLIO
    2014        7.70%     to     8.08%
    2013       30.17%     to    30.62%
    2012       12.10%     to    12.49%
    2011       (7.57)%    to    (7.24)%
    2010       11.20%     to    11.76%

PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    2014       (8.12)%    to    (7.47)%
    2013       15.99%     to    16.81%
    2012       19.27%     to    20.11%
    2011      (17.24)%    to   (16.54)%
    2010       11.22%     to    12.17%

WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014       15.09%     to    16.71%
    2013       16.62%     to    18.26%
    2012       10.19%     to    11.74%
    2011        3.80%     to     5.27%
    2010       10.44%     to    11.99%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014        3.04%     to     4.38%
    2013       (4.75)%    to    (3.55)%
    2012        3.59%     to     4.89%
    2011        5.97%     to     7.08%
    2010        4.73%     to     5.83%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014        7.80%     to     9.05%
    2013       27.34%     to    28.81%
    2012       16.75%     to    18.10%
    2011       (4.38)%    to    (3.27)%
    2010       11.24%     to    12.53%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014       (7.69)%    to    (6.44)%
    2013       17.09%     to    18.15%
    2012       11.04%     to    12.18%
    2011      (14.90)%    to   (13.91)%
    2010       14.09%     to    15.17%

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014       (4.25)%    to    (3.00)%
    2013       46.99%     to    48.52%
    2012        5.52%     to     6.64%
    2011       (6.66)%    to    (5.69)%
    2010       25.32%     to    27.38%

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014       (1.83)%    to    (0.79)%
    2013       40.68%     to    42.16%
    2012       15.23%     to    16.39%
    2011       (1.71)%    to    (0.82)%
    2010       32.60%     to    33.86%


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                                    SA-42

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
                                                                                                        INVESTMENT
                                         UNIT                                        EXPENSE              INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO      RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #         NET ASSETS            HIGHEST*             HIGHEST**
------------  ------------  ------------------------------  ---------------  --------------------  --------------------
WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014           125,140  $ 14.022564  to   $ 16.409169   $     1,819,543  1.25%    to   2.55%      --    to   0.35%
    2013           164,125    13.795343  to     15.906473         2,327,819  1.25%    to   2.45%    0.69%   to   0.89%
    2012           199,845    12.290051  to     14.142622         2,520,560  1.15%    to   2.45%    0.85%   to   1.12%
    2011           232,956    11.015731  to     12.549726         2,618,380  1.15%    to   2.45%    0.67%   to   0.87%
    2010           298,262    12.145999  to     13.689196         3,673,968  1.15%    to   2.45%    1.34%   to   1.34%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014            86,808    16.350729  to     20.224141         1,517,560  1.15%    to   2.35%    0.06%   to   0.30%
    2013            99,256    15.103493  to     18.526761         1,604,436  1.15%    to   2.40%      --    to   0.23%
    2012           130,671    11.841552  to     14.341170         1,647,871  1.15%    to   2.20%    0.05%   to   0.60%
    2011           165,421    10.452910  to     12.557748         1,835,957  1.15%    to   2.20%      --    to   0.14%
    2010           979,784    12.857551  to     13.445072         2,248,106  1.15%    to   1.95%    0.76%   to   0.81%

HIMCO VIT INDEX FUND+
    2014        55,443,422     1.797411  to     21.906690       218,015,690  0.80%    to   2.55%      --    to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014        2.00%     to    3.16%
    2013       13.33%     to   37.95%
    2012       11.57%     to   12.69%
    2011       (9.31)%    to   (8.32)%
    2010       15.91%     to   21.46%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014        8.13%     to    9.16%
    2013       27.89%     to   29.19%
    2012       13.28%     to   14.20%
    2011       (6.60)%    to    4.53%
    2010       21.37%     to   22.34%

HIMCO VIT INDEX FUND+
    2014        4.07%     to    5.11%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various Rider charges:

     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  The Hartford's Principal First Charge maximum of 0.75%
     -  The Hartford's Principal First Preferred Charge maximum of 0.20%
     -  MAV 70 Death Benefit maximum of 0.20%
     -  Optional Death Benefit maximum of 0.15%
     -  Earnings Protection Charge maximum of 0.20%
     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



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                                    SA-43